HIGH INCOME
PORTFOLIO

Merrill Lynch
Corporate Bond Fund, Inc.


FUND LOGO


Annual Report

September 30, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Corporate Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



HIGH INCOME PORTFOLIO

TO OUR SHAREHOLDERS

The Investment Environment
The six-month period ended September 30, 2000 provided feeble returns in most financial markets. The high-yield sector was no exception with the unmanaged benchmark Credit Suisse First Boston
(CSFB) Global High Yield Index returning +1.14% for the same period. High Income Portfolio modestly underperformed the Index with total returns of -0.86%, -1.07%, -1.10% and -0.82% for its Class A, Class B, Class C and Class D Shares, respectively, for the same six-month period. (Results shown do not include sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5-7 of this report to shareholders.)

The period included a 0.50% increase in the Federal Funds rate in mid-May, the last in a series of tightening moves by the Federal Reserve Board that increased the Federal Funds rate to 6.50%. These moves appear to be having the effect on the economy that the Federal Reserve Board desires, as various indicators of broad economic behavior have shown some signs of slowing. Oil prices and their potential negative effect on the economy were prominently featured in the news. With the unsettlement in the Middle East and a presidential election campaign in the United States, it is not surprising to us that investors lacked conviction. As a result, the high-yield market drifted. New issuance was quite low as high interest rates on high-yield new issues priced companies out of the market and forced reliance on other financial sources.

The high-yield market has been strained by a combination of technical and fundamental factors. Of the two, the technical factors have probably had the greatest effect. High-yield funds have experienced outflows all year. Through September, net outflows were $4.5 billion. Dealer market making, which has been limited since the upheavals of 1998, seems to be even more constrained following the recent news that Morgan Stanley Dean Witter has sustained large trading losses on high-yield bond inventories. Furthermore, investors who focus on distressed issues appear much less involved this year than in the past, perhaps focusing more of their attention on fallen equities. The confluence of these three factors has resulted in illiquidity and lower bond prices than would otherwise be the case.

The fundamental picture is a mixed one. The bad news is that Moody's Investors Service's trailing 12-month default rate through September was 5.13%, which is well above the long-term average of 3.4%. Further evidence of credit deterioration is reflected in the upgrade/downgrade ratio. The rating firm KDP Investment Advisors has upgraded issues 215 times in the 33 months from January 1998-- September 2000 compared with 294 downgrades. The good news is that the default rate peaked slightly above 6% in the autumn of 1999 and has been declining since then. We are not comfortable with forecasting future default rates. Forecasting models have not generally been reliable in the past. We also doubt that currently depressed prices are a reliable indicator or discounter of future defaults. While we are concerned about credit quality in select industries such as telecommunications, it is difficult to imagine default rates similar to the 10% annualized levels in 1990 and 1991. At that time, the default problem stemmed largely from overleveraged buyouts coupled with the impact of a recession. The 12-month moving average in July 1991 actually peaked at an astounding 13.1%.

At this time, valuation appears exceptional to us. At September 30, 2000, the CSFB Global High Yield Index reflected an average price of $81.75 and a yield to maturity slightly above 14%. The yield spread of the Index relative to Treasury bonds of similar maturity was about 8.375%. The norm for much of the 1990s was 5%--5.50% and the all-time peak was slightly over 10%. We believe that these levels offer the long-term investor an outstanding buying opportunity.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000



Portfolio Strategy
At September 30, 2000, the Portfolio was fully invested with an average maturity of 6.5 years. The quality of the Portfolio approximated the benchmark. The Portfolio's largest overweights as a percentage of net assets were:

* Emerging markets--Portfolio weighting 20% compared to 10% for the Index. This sector includes US dollar-denominated bonds issued by companies domiciled largely in Argentina, Brazil and Mexico. The credit parameters of individual issues are typically much higher than US corporate bonds of a similar rating. Rating quality assigned by ratings services is constrained by country rating. Currently, our outlook is very positive on emerging markets.

* Health Services--Portfolio weighting 9.0% compared to 3.6% for the Index. We are quite bullish on the earnings outlook for acute and extended care hospitals because of increased Medicare reimbursement. Other healthcare holdings represented special situations.

* Energy--Portfolio weighting 8.8% compared to 6.7% for the Index. Oil and gas prices have buoyed fundamentals in this industry.
Refining has also experienced strong profitability.

The Portfolio's largest underweight was fixed telecommunications. This sector comprised 12.7% of Index and approximately 1.7% of the Portfolio. The sector included competitive local exchange carriers' Internet companies, fiber optic and long distance. Many of these companies are young and generate insufficient cash flow to support debt levels. While many will be successful, it is difficult discerning the winners from the losers at this time. However, we do believe that wireless communications is attractive. This area consists mainly of cellular telephony, which retains excellent fundamentals. Portfolio exposure here was 9.6% compared to 8.3% for the benchmark.

Fiscal Year in Review
For the fiscal year ended September 30, 2000, total returns for the Portfolio's Class A, Class B, Class C and Class D Shares were +2.31%, +1.70%, +1.49% and +2.22%, respectively, compared to the +2.30% total return for the CSFB Global High Yield Index for the same period. The Portfolio's relative performance during the 12-month period resulted from the strong returns in emerging markets and gains in energy and healthcare sectors. Our underweighted positions in the poor performing sectors such as auto, communications and retail also limited the negative effects to the Portfolio's performance. However, large losses in certain credits such as PharMerica, Inc., US Office Products Co. and Signature Resorts, Inc. hindered the Portfolio's performance.


In Conclusion
We appreciate your ongoing investment in High Income Portfolio of Merrill Lynch Corporate Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent T. Lathbury III)
Vincent T. Lathbury III
Senior Vice President and Portfolio Manager



November 14, 2000




Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


PORTFOLIO INFORMATION
As of September 30, 2000


                                                                                                                 Percent of
Ten Largest Corporate Holdings                                                                                   Net Assets
Nextel                      Nextel is the largest specialized mobile radio (SMR) and enhanced specialized  mobile      3.3%
Communications,             radio (ESMR) provider in the United States, with licenses covering 98% of the American
Inc.*                       population. While Nextel's SMR system is virtually nationwide, the company is still building out a national ESMR system. Through its 100%-owned subsidiary, Nextel
                            International Inc., Nextel is also building networks in Latin America and Asia.

UnitedGlobalCom, Inc.       UnitedGlobalCom (formerly known as United International Holdings) is a global               2.0
                            broadband communications provider of video, voice and data services with operations in various countries around the world. The company serves video subscribers, telephony access lines, and high-speed broadband accounts. United Global Communications also provides television programming services to subscribers worldwide.

GS Superhighway             The company is an indirect holding company that owns a 50% stake in Guangzhou-              2.0
Holdings                    Shenzhen-Zhuhai East Superhighway Company Limited (GSZ East), Ltd., a joint-venture company with the Guangdong Provincial Bureau of Communications. Open to traffic and collecting tolls since 1994, GSZ East is a 122.8-km, dual three lane expressway that serves as the principal highway transportation route linking the highly populous region of southern Guangdong Province and Hong Kong with the rest of Guangdong Province and the other southern provinces in the People's Republic of China.

Millicom International      Millicom International Cellular develops and operates cellular telephone systems            1.9
Cellular                    worldwide. The company has interest in 33 cellular systems in 20 countries, primarily in emerging markets.

Columbia/HCA                Columbia/HCA Healthcare Corp. is the nation's largest investor-owned hospital manage-       1.7
Healthcare Corp.            ment company. The company currently operates 205 general, acute care hospitals and 81 outpatient surgery centers in 24 states, London and Geneva. Columbia's US facilities are primarily located in urban areas.

Fresenius Medical           Fresenius Medical Care is the world's largest vertically integrated provider of dialysis    1.7
Care AG                     products and services to patients suffering from chronic kidney failure. Fresenius
                            Medical Care is a 50.3% subsidiary of Fresenius AG and is based in Germany.

Comunicacion Celular SA     Comcel provides cellular telecommunications services. The Company covers approximately      1.4
(Comcel)                    75% of the Eastern Region of Colombia, which has a population of 17.8 million.

CSN Iron SA                 CSN (Companhia Siderurgica Nacional) is the largest steel producer in Latin America. It     1.3
                            manufactures and distributes hot-rolled, cold-rolled and galvanized steel products and tin mill products. CSN distributes primarily to customers in the automobile, auto-parts, civil construction, tubes and pipes and electrical equipment industries. The company markets its products mainly in Latin America, North America, Europe and Asia.

Espirito Santo-Escelsa      The company generates, transmits and distributes electric power throughout the Brazilian    1.3
                            state of Espirito Santo. The company's major customers are industrial and residential consumers. Through its subsidiary Magistra Participacoes SA, Escelsa has an interest in the electric utility Enersul and the cable company TV a Cabo Vitoria SA.

USAir Inc.                  USAir Inc. the primary operating subsidiary of US Airways Group, Inc., is the sixth-        1.3
                            largest domestic air carrier, as ranked by revenue passenger miles flown. The company dominates East Coast airports from New England to Florida with its fleet of 383 jets, and provides regularly scheduled service at 107 airports, including airports in Canada,
                            Mexico, France, Germany, Italy, Spain, the United Kingdom and the Caribbean. Its
                            principal hubs are located at major airports in Charlotte, Philadelphia and Pittsburgh.
                            The company's more than 2,000 daily flights transported 56 million passengers in 1999.


                           *Includes combined holdings.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


PORTFOLIO INFORMATION (concluded)

As of September 30, 2000

Quality Profile*                       Percent of
S&P Rating/Moody's Rating             Market Value

BBB/Baa                                     2.4%
BB/Ba                                      28.8
B/B                                        56.7
CCC/Caa                                     8.3
NR (Not Rated)                              3.8

*In cases when bonds are rated differently by Standard & Poor's
 Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.


                                      Percent of
Five Largest Industries               Net Assets

Health Services                             9.0%
Energy                                      8.8
Transportation                              7.8
Wireless Communications--International      5.9
Cable--International                        5.8


Geographic Profile                    Percent of
Top Five Foreign Countries*           Net Assets

Mexico                                      4.3%
Argentina                                   3.9
Brazil                                      3.7
Canada                                      2.8
Indonesia                                   2.7

*All holdings are denominated in US dollars.


PROXY RESULTS

During the six-month period ended September 30, 2000, Merrill Lynch
Corporate Bond, Inc.'s shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on July 25, 2000. Proposal 3 was approved at a shareholders' meeting on August 22, 2000. The description of each proposal and number of shares voted are as follows:

                                                               Shares Voted
                                                                   For
1. To elect the Fund's               Terry K. Glenn             645,602,416
   Board of Directors:               Ronald W. Forbes           645,250,956
                                     Cynthia A. Montgomery      645,383,807
                                     Charles C. Reilly          645,147,762
                                     Kevin A. Ryan              645,378,042
                                     Roscoe S. Suddarth         645,326,894
                                     Richard R. West            645,574,379
                                     Arthur Zeikel              645,018,810
                                     Edward D. Zinbarg          645,306,917

                                                               Shares Voted     Shares Voted      Shares Voted
                                                                   For            Against           Abstain
2. To ratify the selection of Deloitte & Touche LLP as the
Fund's independent auditors for the current fiscal year.        611,674,164       8,144,160       27,872,579

3. To convert the Fund to "master/feeder" structure.            588,549,512      27,788,321       49,534,095



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                                                Ten Year/
                                                                 6 Month          12 Month   Since Inception      Standardized
As of September 30, 2000                                       Total Return     Total Return   Total Return       30-day Yield
High Income Portfolio Class A Shares*                              -0.86%           +2.31%         +177.20%           12.43%
High Income Portfolio Class B Shares*                              -1.07            +1.70          +157.07            12.14
High Income Portfolio Class C Shares*                              -1.10            +1.49          + 41.74            12.09
High Income Portfolio Class D Shares*                              -0.82            +2.22          + 46.56            12.19
Merrill Lynch High Yield US Corporates, Cash Pay Index**           +1.99            +1.23      +190.93/+59.31          --
CS First Boston Global High Yield Index**                          +1.14            +1.92      +204.15/+53.97          --
Ten-Year US Treasury Securities***                                 +3.42            +4.83      +113.27/+54.51          --

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
   Fund's ten-year/since inception periods are ten years for Class A &
   Class B Shares and from 10/21/94 for Class C & Class D Shares.
 **Unmanaged. These market-weighted indexes mirror the high-yield debt market of securities rated BBB or lower. Ten year/since inception total returns for Merrill Lynch High Yield US Corporates,
   Cash Pay Index are ten years and from 10/21/94, respectively. Ten year/since inception total returns for CS First Boston Global High
   Yield Index are ten years and from 10/31/94, respectively.
***Ten year/since inception total returns are ten years and from 10/31/94, respectively.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in ML Corporate Bond Fund, Inc.'s High Income Portolio++--Class A and Class B Shares compared to growth of the Credit Suisse First Boston Global High
Yield Index++++. Beginning and ending values are:

                                          9/90           9/00

ML Corporate Bond Fund, Inc.'s
High Income Portfolio++
--Class A Shares*                        $10,000        $26,609

ML Corporate Bond Fund, Inc.'s
High Income Portfolio++
--Class B Shares*                        $10,000        $25,708

Credit Suisse First Boston Global
High Yield Index++++                     $10,000        $30,529


A line graph depicting the growth of an investment in ML Corporate Bond Fund, Inc.'s High Income Portolio++--Class C and Class D Shares compared to growth of the Credit Suisse First Boston Global High
Yield Index++++. Beginning and ending values are:

                                          9/90           9/00

ML Corporate Bond Fund, Inc.'s
High Income Portfolio++
--Class C Shares*                        $10,000        $14,174

ML Corporate Bond Fund, Inc.'s
High Income Portfolio++
--Class D Shares*                        $ 9,600        $14,070

Credit Suisse First Boston Global
High Yield Index++++                     $10,000        $15,454


   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++The Portfolio invests principally in fixed-income securities which are rated in the lower rating categories of the established rating services, or in unrated securities of comparable quality.
++++This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of 423 securities rated BBB or below. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

    Past performance is not predictive of future performance.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


PERFORMANCE DATA (concluded)

Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

One Year Ended 9/30/00                    + 2.31%        - 1.79%
Five Years Ended 9/30/00                  + 5.50         + 4.64
Ten Years Ended 9/30/00                   +10.73         +10.28

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

One Year Ended 9/30/00                     +1.70%         -1.95%
Five Years Ended 9/30/00                   +4.73          +4.73
Ten Years Ended 9/30/00                    +9.90          +9.90

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

One Year Ended 9/30/00                     +1.49%         +0.58%
Five Years Ended 9/30/00                   +4.65          +4.65
Inception (10/21/94)
through 9/30/00                            +6.04          +6.04

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

One Year Ended 9/30/00                     +2.22%         -1.87%
Five Years Ended 9/30/00                   +5.27          +4.41
Inception (10/21/94)
through 9/30/00                            +6.64          +5.91

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000

SCHEDULE OF INVESTMENTS                                                                                        (in USdollars)
               S&P    Moody's     Face
Industries    Rating   Rating    Amount                     Issue                                  Cost              Value

Bonds
Aerospace--1.6% B-      B3    $25,000,000    Fairchild Corporation, 10.75% due 4/15/2009    $   23,333,125     $   20,375,000
                B       B2     15,000,000    Hexcel Corporation, 9.75% due 1/15/2009            15,000,000         14,025,000
                NR*     Ca     25,000,000  ++Kitty Hawk, Inc., 9.95% due 11/15/2004             25,033,750         14,500,000
                                                                                            --------------     --------------
                                                                                                63,366,875         48,900,000

Airlines--1.9%                               Piedmont Aviation, Inc.:
                NR*     Ba3     1,985,000     Series E, 10.30% due 3/28/2007                     1,855,291          1,904,695
                NR*     Ba3     1,950,000     Series F, 10.35% due 3/28/2011                     1,999,718          1,891,149
                BB-     Ba3     1,500,000     Series H, 10% due 11/08/2012                       1,493,250          1,409,770
                NR*     Ba3     1,304,000     Series J, 10.05% due 5/13/2005                     1,181,685          1,266,686
                BB-     Ba3     1,116,000     Series J, 10.10% due 5/13/2007                       999,021          1,078,848
                BB-     Ba3     3,767,000     Series J, 10.10% due 5/13/2009                     3,327,542          3,613,043
                BB-     Ba3     2,710,000     Series J, 10.15% due 5/13/2011                     2,366,806          2,593,497
                NR*     Ba3     2,226,000     Series K, 10% due 5/13/2004                        2,026,506          2,165,453
                NR*     Ba3     2,666,000     Series K, 10.10% due 5/13/2008                     2,374,020          2,565,172
                NR*     Ba3     2,550,000     Series K, 10.15% due 5/13/2010                     2,251,293          2,446,253
                                             USAir Inc.:
                CCC+    B3      5,000,000     9.625% due 2/01/2001                               4,149,906          4,982,990
                BB-     Ba3     1,092,000     Series 88F, 10.70% due 1/01/2003                     984,165          1,086,120
                BB-     Ba3     1,092,000     Series 88G, 10.70% due 1/01/2003                     984,165          1,086,120
                BB-     Ba3     1,092,000     Series 88H, 10.70% due 1/01/2003                     984,165          1,086,120
                BB-     Ba3     1,092,000     Series 88I, 10.70% due 1/01/2003                     984,165          1,086,120
                BB-     Ba3     3,521,292     Series 89A1, 9.33% due 1/01/2006+++                3,331,038          3,279,044
                BB-     Ba3    25,000,000     Series 93A3, 10.375% due 3/01/2013                23,968,125         22,736,900
                BB-     Ba3     1,432,000     Series A, 10.70% due 1/15/2007                     1,525,137          1,423,565
                BB-     Ba3     1,815,000     Series C, 10.70% due 1/15/2007                     1,933,048          1,804,310
                BB-     Ba3     1,107,000     Series E, 10.70% due 1/15/2007                     1,159,472          1,100,480
                                                                                            --------------     --------------
                                                                                                59,878,518         60,606,335

Automotive      BB      Ba2     2,500,000    Federal-Mogul Corporation, 7.375% due
--0.7%                                       1/15/2006                                           1,893,750            987,500
                                             Venture Holdings Trust:
                B       B2     25,000,000     11% due 6/01/2007                                 25,000,000         16,125,000
                B-      B3     10,000,000     12% due 6/01/2009                                 10,000,000          5,550,000
                                                                                            --------------     --------------
                                                                                                36,893,750         22,662,500

Broadcasting    NR*     NR*     4,686,000    Acme Intermediate Holdings/Finance,
--Radio &                                    0/12% due 9/30/2005 (e)                             3,677,149          3,209,910
Television      B-      B3      3,000,000    Acme Television/Finance, 10.976% due
--1.7%                                       9/30/2004 (e)                                       2,988,008          2,865,000
                B-      B3     16,500,000    LIN Holdings Corp., 10.60% due 3/01/2008 (e)       12,580,999         12,086,250
                B-      B2     17,000,000    LIN Television Corporation, 8.375% due
                                             3/01/2008                                          16,960,220         16,235,000
                                             Sinclair Broadcasting Group Inc.:
                B       B2      5,000,000     10% due 9/30/2005                                  5,136,250          4,975,000
                B       B2     15,000,000     8.75% due 12/15/2007                              14,941,200         13,987,500
                                                                                            --------------     --------------
                                                                                                56,283,826         53,358,660

Cable--         B+      B2     10,000,000    Adelphia Communications Corporation,
Domestic--2.3%                               7.875% due 5/01/2009                               10,000,000          8,412,500
                B+      B2     20,000,000    Century Cable LLC, 9.50% due 3/01/2005             19,855,000         19,200,000


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                            (in USdollars)
               S&P    Moody's     Face
Industries    Rating   Rating    Amount                     Issue                                  Cost              Value

Bonds (continued)
Cable--         B+      B2    $15,000,000    Charter Communications Holdings,
Domestic                                     8.625% due 4/01/2009                           $   14,954,250     $   13,537,500
(concluded)     B+      B2     30,000,000    Olympus Communications LP/Capital Corp.,
                                             10.625% due 11/15/2006                             30,282,500         30,000,000
                                                                                            --------------     --------------
                                                                                                75,091,750         71,150,000

Cable--                                    ++Australis Media Ltd.:
International-- NR*     NR*     1,077,816     14.398% due 11/01/2002 (e)                         1,065,591            619,744
5.1%            D       NR*     1,353,490     15.75% due 5/15/2003++++                             751,091             20,302
                D       NR*    79,117,000     15.75% due 5/15/2003 (a)++++                      56,318,088          1,977,925
                CCC+    Caa1   10,000,000    Cable Satisfaction International, 12.75% due
                                             3/01/2010                                           9,338,820          8,650,000
                                             Cablevision SA:
                BB      B1     15,000,000     13.75% due 4/30/2007                              14,830,350         13,575,000
                BB      B1     15,000,000     13.75% due 5/01/2009                              15,000,000         13,387,500
                B-      B3     23,000,000    Callahan Nordrhein-Westf, 16% due
                                             7/15/2010 (e)                                      11,006,312         10,637,500
                B       B2     10,000,000    Diamond Cable Communications PLC,
                                             11.014% due 2/15/2007 (e)                           8,542,224          7,550,000
                B-      B3      9,000,000    Ekabel Hessen, 14.50% due 9/01/2010                 8,882,100          9,045,000
                D       Caa3   33,500,000    ++Supercanal Holdings SA, 11.50% due
                                             5/15/2005 (i)                                      29,896,250         13,609,375
                B-      B3     93,000,000    UnitedGlobalCom, Inc., 10.75%
                                             due 2/15/2008 (e)                                  72,541,981         64,170,000
                B       B2     35,000,000    United Pan-Europe Communications, 13.75%
                                             due 2/01/2010 (e)                                  19,672,410         16,012,500
                                                                                            --------------     --------------
                                                                                               247,845,217        159,254,846

Capital Goods                                International Wire Group, Inc.:
--1.3%          B-      B3     14,000,000     11.75% due 6/01/2005                              13,986,250         14,140,000
                B-      B3     11,000,000     Series B, 11.75% due 6/01/2005                    11,962,500         11,110,000
                CCC+    B3     25,250,000    Trench Electric & Trench Inc., 10.25% due
                                             12/15/2007                                         25,315,625         15,781,250

                                                                                                51,264,375         41,031,250
Chemicals--1.5%                              ISP Holdings Inc.:
                BB-     Ba3    19,502,000     9.75% due 2/15/2002                               19,502,000         17,551,800
                BB-     Ba3    10,000,000     9% due 10/15/2003                                  9,972,100          8,850,000
                BB      Ba3    20,000,000    Lyondell Chemical Company, 9.625% due
                                             5/01/2007                                          20,108,750         19,575,000
                                                                                            --------------     --------------
                                                                                                49,582,850         45,976,800

Child Care      B-      B3     20,000,000    Kindercare Learning Centers, Inc., 9.50%
--0.6%                                       due 2/15/2009                                      19,924,375         18,600,000

Computer        CCC     B3     20,500,000    Dictaphone Corp., 11.75% due 8/01/2005             20,114,375         19,372,500
Services--                                   PSINet, Inc.:
Electronics     B-      B3      8,000,000     10% due 2/15/2005                                  7,760,000          5,240,000
--1.9%          B-      B3     15,000,000     10.50% due 12/01/2006                             15,000,000          9,825,000
                B       B2     30,000,000    Zilog Inc., 9.50% due 3/01/2005                    28,266,250         25,650,000
                                                                                            --------------     --------------
                                                                                                71,140,625         60,087,500


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                            (in USdollars)
               S&P    Moody's     Face
Industries    Rating   Rating    Amount                     Issue                                  Cost              Value

Bonds (continued)
Conglomerates   B-      B3    $20,000,000    Eagle-Picher Industries, 9.375% due
--0.5%                                       3/01/2008                                      $   20,117,740     $   16,500,000

Consumer        B       B3     23,000,000    Corning Consumer Products, 9.625% due
Products--0.2%                               5/01/2008                                          20,034,931          7,705,000

Consumer        CCC+    Caa2    8,000,000    AP Holdings Inc., 11.164% due 3/15/2008 (e)         6,134,810            840,000
Services--0.7%  CCC+    Caa1   15,000,000    Apcoa Inc., 9.25% due 3/15/2008                    15,012,500          5,550,000
                B-      Caa1   30,000,000    Protection One Alarm Monitoring, 8.125% due
                                             1/15/2009 (i)                                      28,550,000         16,650,000
                                                                                            --------------     --------------
                                                                                                49,697,310         23,040,000

Energy--8.1%                                 Benton Oil & Gas Co.:
                B       B3      3,150,000     11.625% due 5/01/2003                              2,149,875          2,220,750
                B       B3     20,000,000     9.375% due 11/01/2007                             20,097,687         12,100,000
                B       B2     20,000,000    Chesapeake Energy Corp., 9.625% due 5/01/2005      20,056,250         19,950,000
                B       B2     15,000,000    Clark R & M, Inc., 8.875% due 11/15/2007           14,892,150         10,575,000
                B       B3     25,000,000    Clark USA Inc., 10.875% due 12/01/2005             26,515,000         15,625,000
                B-      Caa1   25,000,000    Energy Corp. of America, 9.50% due 5/15/2007       21,214,000         19,125,000
                BB-     Ba3    25,000,000    Ocean Energy Inc., 8.375% due 7/01/2008            24,788,350         25,125,000
                CCC     B3     30,000,000    Ocean Rig Norway AS, 10.25% due 6/01/2008          29,405,000         27,150,000
                B+      B1     30,000,000    Parker Drilling Co., 9.75% due 11/15/2006          30,458,610         30,075,000
                BB-     Ba3    20,000,000    RBF Finance Company, 11% due 3/15/2006             20,112,500         23,000,000
                BB-     B1     25,000,000    Tesoro Petroleum Corp., 9% due 7/01/2008           24,857,250         24,562,500
                NR*     NR*    36,000,000    TransAmerican Refining Corporation, 13% due
                                             12/15/2002 (g)                                     35,640,000         36,180,000
                B-      B3     16,000,000    United Refining Co., 10.75% due 6/15/2007          15,326,250         10,640,000
                                                                                            --------------     --------------
                                                                                               285,512,922        256,328,250

Entertainment   D       Ca     27,495,000  ++AMF Bowling Worldwide Inc., 12.581% due
--0.7%                                       3/15/2006 (e)                                      25,276,595          5,773,950
                CC      Caa3    3,100,000    American Skiing Co., 12% due 7/15/2006              3,235,625          2,557,500
                CC      Ca     24,000,000    Regal Cinemas Inc., 9.50% due 6/01/2008            23,018,700          3,000,000
                B       B1     10,000,000    Vail Resorts Inc., 8.75% due 5/15/2009             10,000,000          9,550,000
                                                                                            --------------     --------------
                                                                                                61,530,920         20,881,450

Financial       CCC-    Caa3   20,000,000    Amresco Inc., 9.875% due 3/15/2005                 20,087,500          8,900,000
Services--0.6%  D       ca     20,000,000    SIG Capital Trust I, 9.50% due 8/15/2027 (i)       13,100,000          2,500,000
                C       NR*    17,000,000    Veritas Capital Trust, 10% due 1/01/2028           17,290,000          8,542,500
                                                                                            --------------     --------------
                                                                                                50,477,500         19,942,500

Food &                                       Chiquita Brands International Inc.:
Beverage--1.0%  B       B1     20,000,000     9.125% due 3/01/2004                              19,585,625         14,700,000
                B       B1     20,000,000     10.25% due 11/01/2006                             19,881,400         14,700,000
                CC      Caa1   20,000,000    DGS International Finance Company BV,
                                             10% due 6/01/2007 (i)                              20,068,200          3,050,000
                                                                                            --------------     --------------
                                                                                                59,535,225         32,450,000

Gaming--4.3%    D       Caa1   25,391,000  ++GB Property Funding Corp., 11% due
                                             1/15/2005                                          36,468,630         25,503,801
                                             Jazz Casino Co. LLC:
                NR*     NR*    44,784,504     1.27% due 11/15/2009 (d)++++                      24,734,162          8,285,133
                NR*     NR*     2,524,830     Contingent Notes, due 11/15/2009 (f)                       0                  0
                BB-     Ba3    10,000,000    Mandalay Resort Group, 10.25% due
                                             8/01/2007 (i)                                      10,000,000         10,362,500


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                            (in USdollars)
               S&P    Moody's     Face
Industries    Rating   Rating    Amount                     Issue                                  Cost              Value

Bonds (continued)
Gaming          BB+     Ba2   $20,000,000    Park Place Entertainment, 7.875% due
(concluded)                                  12/15/2005                                     $   20,000,000     $   19,325,000
                                             Trump Atlantic City Associates/Funding Inc.:
                B-      B3     20,000,000     11.25% due 5/01/2006                              19,329,375         13,900,000
                B-      B3     32,900,000     Series B, 11.25% due 5/01/2006                    32,430,609         22,865,500
                                             Venetian Casino/LV Sands:
                B-      Caa1   20,000,000     12.25% due 11/15/2004                             19,775,000         20,600,000
                CCC+    Caa3   15,000,000     14.25% due 11/15/2005                             14,921,356         15,525,000
                                                                                            --------------     --------------
                                                                                               177,659,132        136,366,934

Health          B-      B3      8,800,000    ALARIS Medical Systems, Inc., 9.75% due
Services--9.0%                               12/01/2006                                          8,994,312          6,468,000
                B+      B1     34,000,000    Beverly Enterprises Inc., 9% due 2/15/2006         33,126,862         32,130,000
                                             Columbia/HCA Healthcare Corp.:
                BB+     Ba2     5,000,000     8.85% due 1/01/2007                                5,307,850          5,066,120
                BB+     Ba2     5,000,000     7.25% due 5/20/2008                                4,696,650          4,653,855
                NR*     Ba2    14,150,000     8.70% due 2/10/2010                               14,502,652         14,114,625
                BB+     Ba2    17,640,000     9% due 12/15/2014                                 18,400,090         17,372,401
                BB+     Ba2    15,000,000     8.36% due 4/15/2024                               14,614,910         14,100,000
                CCC+    B3     39,491,000    Extendicare Health Services, 9.35% due
                                             12/15/2007                                         38,387,460         22,312,415
                                             Fresenius Medical Capital:
                B+      ba3    20,000,000     Trust I, 9% due 12/01/2006                        20,605,277         19,950,000
                B+      ba3    35,000,000     Trust II, 7.875% due 2/01/2008                    35,010,000         33,162,500
                BB+     Ba3    15,000,000    Healthsouth Corp., 10.75% due 10/01/2008 (i)       14,900,700         15,063,435
                CCC     B3     20,000,000    Kinetic Concepts, Inc., 9.625% due 11/01/2007      19,544,656         15,900,000
                B-      Caa1   50,000,000    Magellan Health Services, 9% due 2/15/2008         49,996,875         33,500,000
                                           ++Mariner Post - Acute Network:
                D       C      49,000,000     9.50% due 11/01/2007                              48,781,460          1,225,000
                D       C      12,750,000     0%/10.50% due 11/01/2007                           6,536,557            191,250
                NR*     C       8,000,000    Mediq Inc./PRN Life Support, 11% due 6/01/2008      2,780,000            280,000
                B+      B3     25,000,000    PharMerica, Inc., 8.375% due 4/01/2008             19,156,250         18,875,000
                                             Tenet Healthcare Corporation:
                BB-     Ba3    10,000,000     8.625% due 1/15/2007                               9,989,400          9,950,000
                BB-     Ba3    20,000,000     8.125% due 12/01/2008                             19,922,400         19,250,000
                                                                                            --------------     --------------
                                                                                               385,254,361        283,564,601

Hotels--1.3%                                 HMH Properties, Inc.:
                BB      Ba2    35,000,000     7.875% due 8/01/2008                              34,773,200         32,375,000
                BB      Ba2     9,000,000     8.45% due 12/01/2008                               8,969,760          8,595,000
                                                                                            --------------     --------------
                                                                                                43,742,960         40,970,000

Independent                                  AES Corporation:
Power           B+      Ba3    25,000,000     10.25% due 7/15/2006                              25,000,000         25,687,500
Producers       B+      Ba3    15,000,000     8.375% due 8/15/2007                              14,929,500         14,287,500
--3.2%          BB+     Ba2    28,000,000    CE Casecnan Water & Energy Co., 11.45% due
                                             11/15/2005                                         28,000,000         26,390,000
                BB      Ba1    10,000,000    ESI Tractebel Acquisition Corp., 7.99% due
                                             12/30/2011                                         10,000,000          9,022,340
                BB+     Baa3   25,000,000    Monterrey Power, SA de CV, 9.625% due
                                             11/15/2009 (i)                                     24,977,680         24,187,500
                                                                                            --------------     --------------
                                                                                               102,907,180         99,574,840


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                            (in USdollars)
               S&P    Moody's     Face
Industries    Rating   Rating    Amount                     Issue                                  Cost              Value

Bonds (continued)
Industrial      CCC+    Caa1  $ 9,500,000    Thermadyne Holdings Corp., 12.426% due
Services--0.4%                               6/01/2008 (e)                                  $    6,897,624     $    3,372,500
                CCC+    B3     13,500,000    Thermadyne Manufacturing, 9.875% due
                                             6/01/2008                                          13,088,370         10,479,375
                                                                                            --------------     --------------
                                                                                                19,985,994         13,851,875

Media &                                      Globo Comunicacoes e Participacoes, Ltd. (i):
Communications  B+      B2     30,000,000     10.50% due 12/20/2006                             30,200,350         26,850,000
--International B+      B2      5,000,000     10.625% due 12/05/2008                             5,009,500          4,362,500
--3.4%          B       B3     40,000,000    Impsat Corp., 12.375% due 6/15/2008                37,197,500         31,300,000
                B+      B2     40,000,000    Orion Network Systems, Inc., 15.877% due
                                             1/15/2007 (e)                                      28,898,139         13,800,000
                                             Telefonica de Argentina:
                BBB-    B1     20,000,000     11.875% due 11/01/2004                            19,643,125         20,950,000
                BBB-    B1     10,000,000     9.125% due 5/07/2008 (i)                           8,712,500          9,262,500
                                                                                            --------------     --------------
                                                                                               129,661,114        106,525,000

Metals &        CC      C      27,500,000    AEI Resources Inc., 11.50% due 12/15/2006 (i)      20,675,000          1,787,500
Mining--3.8%    BB+     Ba2     9,000,000    Great Central Mines Ltd., 8.875% due
                                             4/01/2008                                           9,000,000          7,830,000
                CCC+    B3     30,000,000    Kaiser Aluminum & Chemical Corp., 12.75%
                                             due 2/01/2003                                      31,438,125         27,750,000
                B       B2     22,000,000    Metals USA Inc., 8.625% due 2/15/2008              21,335,000         15,950,000
                BB-     B1     25,000,000    Murrin Murrin Holdings Property, 9.375% due        24,845,000         22,625,000
                                             8/31/2007
                B       B3     17,000,000    Ormet Corporation, 11% due 8/15/2008 (i)           16,996,250         15,895,000
                B       B2     30,000,000    P & L Coal Holdings Corp., 9.625% due
                                             5/15/2008                                          29,914,200         29,250,000
                                                                                            --------------     --------------
                                                                                               154,203,575        121,087,500

Packaging       B+      Ba3    30,000,000    Vicap SA, 11.375% due 5/15/2007                    27,909,500         26,250,000
--0.8%

Paper &         CCC+    caa    21,000,000    APP Financial II Mauritius Ltd., 12% (g)(h)        18,425,000          8,032,500
Forest          CCC+    B3     40,000,000    APP International Finance, 11.75% due
Products                                     10/01/2005                                         39,716,250         25,000,000
--3.7%          B       B2     22,000,000    Ainsworth Lumber Company, 12.50% due
                                             7/15/2007++++                                      21,627,992         20,570,000
                B       Caa1   42,000,000    Doman Industries Limited, 8.75% due 3/15/2004      39,126,250         28,350,000
                CCC+    B3     14,500,000    Indah Kiat International Finance, 12.50% due
                                             6/15/2006                                          14,572,500          9,280,000
                CCC+    B3     10,000,000    Pindo Deli Financial Mauritius, 10.75% due
                                             10/01/2007                                          9,969,638          4,925,000
                CCC+    B3     32,500,000    Tjiwi Kimia Finance Mauritius, 10% due
                                             8/01/2004                                          30,977,000         18,931,250
                                                                                            --------------     --------------
                                                                                               174,414,630        115,088,750

Product         NR*     Caa3   10,000,000  ++Ameriserve Food Distributors, 8.875%
Distribution                                 due 10/15/2006                                     10,000,000            400,000
--0.2%          CCC-    Ca     25,000,000    US Office Products Co., 9.75% due 6/15/2008        24,920,100          4,625,000
                                                                                            --------------     --------------
                                                                                                34,920,100          5,025,000

Publishing &    BBB-    Baa3   10,000,000    World Color Press Inc., 7.75% due 2/15/2009         9,830,100          9,339,170
Printing--0.3%


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                            (in USdollars)
               S&P    Moody's     Face
Industries    Rating   Rating    Amount                     Issue                                  Cost              Value

Bonds (continued)
Real Estate--   BB-     Ba3   $30,000,000    Forest City Enterprises Inc., 8.50% due
0.9%                                         3/15/2008                                      $   30,213,750     $   28,950,000

Restaurants     BB      NR*    20,000,000    FM 1993A Corp., 9.75% due 11/01/2003               19,325,400         20,100,000
--0.6%

Steel--4.8%     NR*     B2     50,000,000    CSN Iron SA, 9.125% due 6/01/2007 (i)              45,433,750         41,625,000
                BB-     B1     20,000,000    Hylsa, SA de CV, 9.25% due 9/15/2007 (i)           19,872,930         15,450,000
                B-      Caa2   20,000,000    Renco Steel Holdings, 10.875% due 2/01/2005        20,045,700         14,900,000
                CC      Caa3   25,000,000    Republic Technologies, 13.75% due 7/15/2009        18,529,600          4,625,000
                B+      B2     20,000,000    WCI Steel Inc., 10% due 12/01/2004                 20,000,000         17,800,000
                B-      Caa1   25,000,000    WHX Corp., 10.50% due 4/15/2005                    25,000,000         13,875,000
                                             Weirton Steel Corp.:
                B       B2      5,000,000     11.375% due 7/01/2004                              5,148,344          4,150,000
                B       B2     23,000,000     10.75% due 6/01/2005                              22,413,750         18,745,000
                CCC-    B3     43,000,000    Wheeling Pittsburgh Corp., 9.25% due
                                             11/15/2007                                         42,822,205         19,565,000
                                                                                            --------------     --------------
                                                                                               219,266,279        150,735,000

Supermarkets                                 Pueblo Xtra International Inc.:
--0.4%          CCC+    B3     21,075,000     9.50% due 8/01/2003                               19,460,250         10,484,812
                CCC+    B3      3,000,000     Series C, 9.50% due 8/01/2003                      2,841,661          1,568,100
                                                                                            --------------     --------------
                                                                                                22,301,911         12,052,912

Telephony       B-      B3      6,000,000    CFW Communications Company, 13% due
--1.7%                                       8/15/2010                                           5,916,600          5,610,000
                B+      B1     15,000,000    Energis PLC, 9.75% due 6/15/2009                   14,943,150         14,850,000
                B-      B3      9,500,000    Esprit Telecom Group PLC, 10.875% due
                                             6/15/2008                                           9,295,000          3,372,500
                CCC-    Caa1    4,500,000    ICG Holdings Inc., 13.149% due 5/01/2006 (e)        4,081,764            922,500
                B       B2     35,000,000    Nextlink Communications Inc., 9% due
                                             3/15/2008                                          34,929,300         29,925,000
                                                                                            --------------     --------------
                                                                                                69,165,814         54,680,000

Textiles--0.9%  B       Ca     25,000,000    Galey & Lord, Inc., 9.125% due 3/01/2008           24,718,750         16,000,000
                                           ++Polysindo International Finance Company BV:
                D       Ca      7,500,000     8.719% (c)                                         4,200,000          1,275,000
                D       Ca     49,225,000     11.375% due 6/15/2006                             45,254,000          8,368,250
                D       Ca     22,350,000     9.375% due 7/30/2007                              11,266,500          3,799,500
                                                                                            --------------     --------------
                                                                                                85,439,250         29,442,750

Transportation  BB-     NR*    45,000,000    Autopistas del Sol SA, 10.25% due 8/01/2009 (i)    44,021,250         32,962,500
--7.5%          CCC     Caa1   20,000,000    Cathay International Ltd., 13.50% due
                                             4/15/2008 (i)                                      20,000,000         10,150,000
                                             GS Superhighway Holdings:
                BB-     B1     40,000,000     9.875% due 8/15/2004                              34,963,750         28,900,000
                BB-     B1     49,000,000     10.25% due 8/15/2007                              47,933,550         34,422,500
                B+      B1     20,000,000    Gearbulk Holding Ltd., 11.25% due 12/01/2004       20,518,750         20,200,000
                B+      B2     45,000,000    TFM, SA de CV, 12.564% due 6/15/2009 (e)           35,266,895         34,087,500
                                             Transportacion Maritima Mexicana, SA de CV:
                B+      Ba3    20,000,000     9.25% due 5/15/2003                               16,996,625         16,650,000
                B+      Ba3    25,000,000     10% due 11/15/2006                                24,612,750         19,812,500
                B-      B2     38,606,000    Transtar Holdings LP, 13.375% due 12/15/2003       38,606,000         39,185,090
                                                                                            --------------     --------------
                                                                                               282,919,570        236,370,090


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                            (in USdollars)
               S&P    Moody's     Face
Industries    Rating   Rating    Amount                     Issue                                  Cost              Value

Bonds (concluded)
Utilities       B+      B2    $50,000,000    Espirito Santo-Escelsa, 10% due 7/15/2007      $   49,501,250     $   41,125,000
--3.7%          B+      NR*    33,000,000    Inversora de Electrica, 9% due 9/16/2004 (i)       32,895,000         11,632,500
                NR*     NR*    14,462,463    Sunflower Electric Power Corp., 8% due
                                             12/31/2016                                          9,486,968          9,472,914
                BB      Ba2    40,765,200    TransGas de Occidente SA, 9.79% due
                                             11/01/2010 (i)+++                                  40,837,995         31,898,769
                NR*     NR*    21,759,590    Tucson Electric & Power Co., 10.732% due
                                             1/01/2013 (g)+++                                   20,606,895         23,504,274
                                                                                            --------------     --------------
                                                                                               153,328,108        117,633,457

Waste           BB-     Ba3    25,000,000    Allied Waste North America, 7.625% due
Management--                                 1/01/2006                                          25,000,000         22,500,000
0.8%            NR*     Ca     23,700,000  ++Mid-American Waste Systems, Inc., 12.25% due
                                             2/15/2003                                           6,484,853            829,500
                NR*     NR*    18,500,000  ++Safety-Kleen Services, 9.25% due 6/01/2008         18,500,000            670,625
                                                                                            --------------     --------------
                                                                                                49,984,853         24,000,125

Wireless        CCC     Caa1   10,000,000    Airgate PCS Inc., 12.697% due 10/01/2009 (e)        6,259,106          6,075,000
Communications  CCC+    B3     26,000,000    Nextel Partners Inc., 14% due 2/01/2009 (e)        16,562,710         18,395,000
--Domestic      NR*     NR*    35,000,000    Pagemart Wireless Inc., 13.086% due
--2.0%                                       2/01/2008 (e)                                      24,994,266         13,475,000
                D       Caa3   25,000,000    ++Paging Network, Inc., 10% due 10/15/2008         24,756,250          8,968,750
                B       B3      3,250,000    Pinnacle Holdings Inc., 10% due 3/15/2008 (e)       2,557,492          2,356,250
                NR*     NR*     5,000,000    SBA Communications Corp., 12.308% due
                                             3/01/2008 (e)                                       3,716,283          3,725,000
                B-      B3     17,500,000    Specrasite Holdings Inc., 12.875% due
                                             3/15/2010 (e)                                      10,036,433          9,100,000
                                                                                            --------------     --------------
                                                                                                88,882,540         62,095,000

Wireless        B       B1     15,250,000    CTI Holdings SA, 12.994% due 4/15/2008 (e)         10,606,222          7,815,625
Communications  B       B3     56,472,000    Comunicacion Celular SA, 14.125% due
--International                              3/01/2005 (i)                                      56,472,000         44,189,340
--5.9%          CCC+    Caa2   25,000,000    Dolphin Telecom PLC, 14.147% due
                                             5/15/2009 (e)                                      15,175,937          5,125,000
                B-      Caa1   46,000,000    McCaw International Ltd., 13.611% due
                                             4/15/2007 (e)                                      36,531,651         34,960,000
                B-      Caa1   70,000,000    Millicom International Cellular, 13.40% due
                                             6/01/2006 (e)                                      64,004,581         60,550,000
                B-      Caa1   22,000,000    Nextel International Inc., 13% due 8/01/2010 (e)   21,696,840         21,615,000
                CCC+    Caa1   18,000,000    Telesystem International Wireless Inc., 13.151%
                                             due 6/30/2007 (e)                                  14,317,051         11,250,000
                                                                                            --------------     --------------
                                                                                               218,804,282        185,504,965

                                             Total Investments in Bonds--90.0%               3,778,299,112      2,837,683,060


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                            (in USdollars)
                                 Shares
Industries                        Held                      Issue                                  Cost              Value

Preferred Stocks
Cable--                            24,674    NTL Incorporated (Series B)++++                $   25,325,019     $   21,774,805
International--0.7%

Conglomerates--0.2%                 3,100    Eagle-Picher Industries (Series B)                 17,686,590          5,502,500

Energy--0.4%                       11,460    R&B Falcon Corporation                             11,173,828         14,697,450

Financial Services--0.9%        1,230,000    California Federal Bank (Series A)                 30,815,000         27,828,750

Product Distribution--0.0%        297,038    Nebco Evans Holding Co. (Series A)++++             27,166,659            111,389

Publishing & Printing--1.2%                   Primedia, Inc.:
                                  125,000     (Series D)                                        12,500,000         11,781,250
                                  292,500     (Series H)                                        29,109,500         24,643,125
                                                                                            --------------     --------------
                                                                                                41,609,500         36,424,375

Telephony--0.4%                    13,224    Intermedia Communications Inc.
                                             (Convertible)++++                                  13,454,514         12,628,920

Utilities--0.1%                     3,811    Crown Castle International Corporation++++          3,839,256          3,858,637

Wireless Communications--          48,932    Nextel Communications, Inc. (Series E)++++         48,243,785         47,097,050
Domestic--1.7%                      7,650    Rural Cellular Corp. (Series B)++++                 7,508,168          6,904,125
                                                                                            --------------     --------------
                                                                                                55,751,953         54,001,175

                                             Total Investments in Preferred
                                             Stocks--5.6%                                      226,822,319        176,828,001

Common Stocks

Cable--Domestic--0.0%               2,887  ++CS Wireless Systems, Inc.                              20,336              4,330

Energy--0.3%                      914,710  ++Chi Energy Inc. (Series B)                         14,284,292         10,519,165
                                    5,816  ++TransTexas Gas Corporation                                 58             90,148
                                                                                            --------------     --------------
                                                                                                14,284,350         10,609,313

Entertainment--0.4%             1,061,496  ++On Command Corporation                             47,702,687         12,936,983

Gaming--0.1%                    1,240,697  ++GB Property Funding Corp.                           1,781,990          1,246,209
                                  732,105  ++JCC Holding Company (Class A)                       2,928,420            503,322
                                                                                            --------------     --------------
                                                                                                 4,710,410          1,749,531

Telephony--0.0%                    64,000  ++McLeodUSA Incorporated (Class A)                       77,000            918,003

Transportation--0.3%            1,306,668  ++HMI                                                40,564,936         10,044,357

Wireless Communications--         660,670  ++Metrocall, Inc.                                     9,091,747          1,992,333
Domestic--0.1%

                                             Total Investments in Common
                                             Stocks--1.2%                                      116,451,466         38,254,850


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                            (in USdollars)
                                  Shares
Industries                         Held                     Issue                                  Cost              Value

Warrants (b)
Cable--International--0.0%         10,000    Cable Satisfaction                             $      395,637     $      205,000
                                   45,000    UIH Australia/Pacific                                 540,000          1,130,625
                                                                                            --------------     --------------
                                                                                                   935,637          1,335,625

Energy--0.0%                                 Chi Energy Inc.:
                                   74,562     (Series B)                                            74,562            111,843
                                   48,400     (Series C)                                            48,400             72,600
                                                                                            --------------     --------------
                                                                                                   122,962            184,443

Entertainment--0.1%               385,661    On Command Corporation                              3,033,504          1,422,125

Media & Communications--           15,000    Loral Space & Communications                          174,450             41,250
International--0.0%

Steel--0.0%                        20,000    Republic Technologies                               2,162,400                200

Wireless Communications--          57,040    Page Mart Inc.                                        236,127            299,460
Domestic--0.0%

Wireless Communications--          53,472    Comunicacion Celular SA (i)                           109,680            668,400
International--0.0%

                                             Total Investments in Warrants--0.1%                 6,774,760          3,951,503

                                             Total Long-Term Investments--96.9%              4,128,347,657      3,056,717,414

                                 Face
                                Amount

Short-Term Securities

Commercial Paper**--0.5%      $15,819,000    General Electric Capital Services Inc., 6.69%
                                             due 10/02/2000                                     15,819,000         15,819,000

                                             Total Short-Term Investments--0.5%                 15,819,000         15,819,000

Total Investments--97.4%                                                                    $4,144,166,657      3,072,536,414
                                                                                            ==============
Other Assets Less Liabilities--2.6%                                                                                81,075,473
                                                                                                               --------------
Net Assets--100.0%                                                                                             $3,153,611,887
                                                                                                               ==============



   *Not Rated.
  **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
  ++Non-income producing security.
++++Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
 +++Subject to principal paydowns.
 (a)Each $1,000 face amount contains one warrant of Australis Media
    Ltd.
 (b)Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 (c)Maturity of this security is pending as a result of bankruptcy proceedings.
 (d)Floating rate note.
 (e)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Portfolio.
 (f)Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Portfolio through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.
 (g)Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $67,717,000, representing 2.1% of net assets.

    Issue Acquisition Date(s)                                         Cost           Value
    APP Financial II Mauritius
    Ltd., 12%                           4/24/1998--5/01/1998     $ 18,425,000     $  8,032,500
    TransAmerican Refining
    Corporation, 13% due 12/15/2002          12/09/1997            35,640,000       36,180,000
    Tucson Electric & Power Co.,
    10.732% due 1/01/2013              7/16/1993--10/06/1998       20,606,895       23,504,274

    Total                                                        $ 74,671,895     $ 67,716,774
                                                                 ============     ============


 (h)The security is a perpetual bond and has no definite maturity date.
 (i)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
    Ratings of issues shown have not been audited by Deloitte & Touche
    LLP.

    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 2000
Assets:             Investments, at value (identified cost--$4,144,166,657)                               $3,072,536,414
                    Receivables:
                      Interest                                                           $   86,372,284
                      Securities sold                                                        16,412,237
                      Dividends                                                               1,750,403
                      Capital shares sold                                                     1,696,013      106,230,937
                                                                                         --------------
                    Prepaid registration fees and other assets                                                   457,941
                                                                                                          --------------
                    Total assets                                                                           3,179,225,292
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed                                                11,557,130
                      Dividends to shareholders                                               9,775,919
                      Distributor                                                             1,601,130
                      Investment adviser                                                        993,259
                      Securities purchased                                                      418,070       24,345,508
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,267,897
                                                                                                          --------------
                    Total liabilities                                                                         25,613,405
                                                                                                          --------------

Net Assets:         Net assets                                                                            $3,153,611,887
                                                                                                          ==============
Net Assets          Class A Common Stock, $.10 par value, 500,000,000
Consist of:         shares authorized                                                                     $    9,039,099
                    Class B Common Stock, $.10 par value, 1,500,000,000
                    shares authorized                                                                         35,050,340
                    Class C Common Stock, $.10 par value, 200,000,000
                    shares authorized                                                                          3,763,202
                    Class D Common Stock, $.10 par value, 500,000,000
                    shares authorized                                                                          4,397,317
                    Paid-in capital in excess of par                                                       4,664,464,546
                    Accumulated realized capital losses on investments--net                                 (365,280,494)
                    Accumulated distributions in excess of realized
                    capital gains on investments--net                                                       (126,191,880)
                    Unrealized depreciation on investments--net                                           (1,071,630,243)
                                                                                                          --------------
                    Net assets                                                                            $3,153,611,887
                                                                                                          ==============

Net Asset           Class A--Based on $545,424,840 and 90,390,987 shares outstanding                      $         6.03
Value:                                                                                                    ==============

                    Class B--Based on $2,115,412,594 and 350,503,397 shares
                             outstanding                                                                  $         6.04
                                                                                                          ==============

                    Class C--Based on $227,274,177 and 37,632,018 shares outstanding                      $         6.04
                                                                                                          ==============

                    Class D--Based on $265,500,276 and 43,973,166 shares outstanding                      $         6.04
                                                                                                          ==============

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended September 30, 2000
Investment          Interest and discount earned                                                          $  438,792,831
Income:             Dividends                                                                                 20,112,142
                    Other                                                                                      2,949,628
                                                                                                          --------------
                    Total income                                                                             461,854,601
                                                                                                          --------------

Expenses:           Account maintenance and distribution fees--Class B                   $   20,102,262
                    Investment advisory fees                                                 16,426,144
                    Transfer agent fees--Class B                                              2,586,353
                    Account maintenance and distribution fees--Class C                        2,308,126
                    Account maintenance fees--Class D                                           776,504
                    Transfer agent fees--Class A                                                566,605
                    Professional fees                                                           314,924
                    Transfer agent fees--Class C                                                289,411
                    Accounting services                                                         270,958
                    Printing and shareholder reports                                            252,257
                    Transfer agent fees--Class D                                                251,525
                    Custodian fees                                                              116,458
                    Registration fees                                                            43,620
                    Pricing fees                                                                 35,314
                    Directors' fees and expenses                                                 29,225
                    Other                                                                       103,053
                                                                                         --------------
                    Total expenses                                                                            44,472,739
                                                                                                          --------------
                    Investment income--net                                                                   417,381,862
                                                                                                          --------------

Realized &          Realized loss on investments--net                                                      (365,280,494)
Unrealized Gain     Change in unrealized depreciation on investments--net                                     34,789,191
(Loss) on                                                                                                 --------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                  $   86,890,559
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                  September 30,
Increase (Decrease) in Net Assets:                                                            2000             1999
Operations:         Investment income--net                                               $  417,381,862   $  560,286,172
                    Realized loss on investments--net                                     (365,280,494)    (120,681,720)
                    Change in unrealized depreciation on investments--net                    34,789,191    (112,214,466)
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     86,890,559      327,389,986
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                              (77,078,103)     (92,923,653)
Shareholders:         Class B                                                             (276,931,328)    (382,415,655)
                      Class C                                                              (29,642,579)     (44,201,661)
                      Class D                                                              (33,729,852)     (40,745,203)
                    Realized gain on investments--net:
                      Class A                                                                        --        (670,291)
                      Class B                                                                        --      (3,070,864)
                      Class C                                                                        --        (367,912)
                      Class D                                                                        --        (299,510)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --     (18,923,916)
                      Class B                                                                        --     (86,697,810)
                      Class C                                                                        --     (10,387,035)
                      Class D                                                                        --      (8,455,881)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                         (417,381,862)    (689,159,391)
                                                                                         --------------   --------------

Capital Share       Net decrease in net assets derived from capital share
Transactions:       transactions                                                        (1,335,128,287)  (1,191,917,429)
                                                                                         --------------   --------------

Net Assets:         Total decrease in net assets                                        (1,665,619,590)  (1,553,686,834)
                    Beginning of year                                                     4,819,231,477    6,372,918,311
                                                                                         --------------   --------------
                    End of year                                                          $3,153,611,887   $4,819,231,477
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived from                        Class A
information provided in the financial statements.                         For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2000       1999        1998        1997++     1996++
Per Share           Net asset value, beginning of year       $     6.59  $     7.05  $     8.29  $     7.93   $     7.80
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .71         .72         .75         .74          .75
                    Realized and unrealized gain (loss) on
                    investments--net                              (.56)       (.31)      (1.19)         .36          .14
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .15         .41       (.44)        1.10          .89
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                      (.71)       (.72)       (.75)       (.74)        (.76)
                      In excess of investment income--net            --          --          --          --        --+++
                      Realized gain on investments--net              --       (.01)       (.05)          --           --
                      In excess of realized gain on
                      investments--net                               --       (.14)          --          --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (.71)       (.87)       (.80)       (.74)        (.76)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $     6.03  $     6.59  $     7.05  $     8.29   $     7.93
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            2.31%       5.90%     (5.98%)      14.58%       11.95%
Return:*                                                     ==========  ==========  ==========  ==========   ==========


Ratios to Average   Expenses                                       .52%        .51%        .49%        .51%         .51%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                       11.07%      10.40%       9.40%       9.23%        9.57%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $  545,425  $  807,942  $  922,820  $1,044,799   $  947,479
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           14.44%      19.74%      41.97%      38.58%       32.44%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Amount is less than $.01 per share.

                    See Notes to Financial Statements.

Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived from                        Class B
information provided in the financial statements.                         For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                        2000         1999        1998        1997++      1996++
Per Share           Net asset value, beginning of year       $     6.59  $     7.05  $     8.30  $     7.93   $     7.80
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .66         .67         .69         .68          .69
                    Realized and unrealized gain (loss) on
                    investments--net                              (.55)       (.31)      (1.20)         .37          .15
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .11         .36       (.51)        1.05          .84
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                      (.66)       (.67)       (.69)       (.68)        (.71)
                      In excess of investment income--net            --          --          --          --        --+++
                      Realized gain on investments--net              --       (.01)       (.05)          --           --
                      In excess of realized gain on
                      investments--net                               --       (.14)          --          --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (.66)       (.82)       (.74)       (.68)        (.71)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $     6.04  $     6.59  $     7.05  $     8.30   $     7.93
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            1.70%       5.10%     (6.80%)      13.86%       11.11%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.29%       1.28%       1.25%       1.27%        1.28%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                       10.30%       9.66%       8.63%       8.46%        8.80%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $2,115,413  $3,290,248  $4,469,452  $5,495,488   $4,250,539
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           14.44%      19.74%      41.97%      38.58%       32.44%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived from                        Class C
information provided in the financial statements.                         For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2000       1999        1998        1997++     1996++
Per Share           Net asset value, beginning of year       $     6.60  $     7.06  $     8.30  $     7.94   $     7.81
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .66         .66         .69         .68          .68
                    Realized and unrealized gain (loss)
                    on investments--net                           (.56)       (.31)      (1.19)         .36          .15
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .10         .35       (.50)        1.04          .83
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                      (.66)       (.66)       (.69)       (.68)        (.70)
                      In excess of investment income--net            --          --          --          --        --+++
                      Realized gain on investments--net              --       (.01)       (.05)          --           --
                      In excess of realized gain on
                      investments--net                               --       (.14)          --          --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (.66)       (.81)       (.74)       (.68)        (.70)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $     6.04  $     6.60  $     7.06  $     8.30   $     7.94
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            1.49%       5.06%     (6.72%)      13.66%       11.05%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.34%       1.33%       1.31%       1.32%        1.33%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                       10.25%       9.62%       8.58%       8.39%        8.73%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $  227,274  $  361,606  $  550,482  $  638,626   $  362,518
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           14.44%      19.74%      41.97%      38.58%       32.44%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
The following per share data and ratios have been derived from                        Class D
information provided in the financial statements.                         For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2000       1999         1998       1997++     1996++
Per Share           Net asset value, beginning of year       $     6.59  $     7.05   $    8.30  $     7.94   $     7.80
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .70         .70         .73         .72          .72
                    Realized and unrealized gain (loss) on
                    investments--net                              (.55)       (.31)      (1.20)         .36          .16
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .15         .39       (.47)        1.08          .88
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                      (.70)       (.70)       (.73)       (.72)        (.74)
                      In excess of investment income--net            --          --          --          --        --+++
                      Realized gain on investments--net              --       (.01)       (.05)          --           --
                      In excess of realized gain on
                      investments--net                               --       (.14)          --          --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (.70)       (.85)       (.78)       (.72)        (.74)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $     6.04  $     6.59  $     7.05  $     8.30   $     7.94
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            2.22%       5.64%     (6.32%)      14.29%       11.82%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                       .77%        .76%        .74%        .76%         .76%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                       10.83%      10.15%       9.14%       8.95%        9.30%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $  265,500  $  359,435   $ 430,164  $  496,836   $  267,687
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           14.44%      19.74%      41.97%      38.58%       32.44%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
High Income Portfolio (the "Portfolio") is one of three portfolios in Merrill Lynch Corporate Bond Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Portfolio has offered four classes of shares under the Merrill Lynch Select PricingSM System. On March 31, 2000, the Fund's Board of Directors approved a proposal to resume offering the Portfolio's shares to new investors. Since March 24, 1998, shares of the Portfolio have no longer been available for purchase (or exchange), except under the following circumstances: shareholders of the Portfolio may continue to elect to have dividends and distributions paid on shares of the Portfolio reinvested in additional shares of the Portfolio; certain participants in employer-sponsored retirement or savings plans, including eligible 401(k) plans, will continue to be permitted to purchase shares of the Portfolio through such plans; and shares of the Portfolio will continue to be available for purchase by participants in certain fee-based programs, such as the Mutual Fund Advisor program administered by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch & Co. ("ML & Co."). In addition, shares of the Portfolio will continue to be available for purchase in single transactions over $1,000,000. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean of the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Portfolio based upon the aggregate average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $250 million; .50% of average daily net assets in excess of $250 million but not exceeding $500 million;
 .45% of average daily net assets in excess of $500 million but not exceeding $750 million; and .40% of average daily net assets in excess of $750 million. For the year ended September 30, 2000, the aggregate average daily net assets of the Fund, including the Fund's Investment Grade Portfolio and Intermediate Term Portfolio, was approximately $5,618,472,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:


                                     Account       Distribution
                                 Maintenance Fee        Fee

Class B                              .25%               .50%
Class C                              .25%               .55%
Class D                              .25%                --


Pursuant to a subagreement with the Distributor, MLPF&S, a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)

For the year ended September 30, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class D Shares as follows:


                                      FAMD         MLPF&S

Class A                               $7,140       $56,754
Class D                               $9,550       $79,936


For the year ended September 30, 2000, MLPF&S received contingent deferred sales charges of $5,187,490 and $14,085 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $556 and $1,231 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended September 30, 2000, the Portfolio paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $4,486 for security price quotations to compute the net asset value of the Portfolio.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2000 were $553,697,218 and $1,843,791,328, respectively.

Net realized losses for the year ended September 30, 2000 and net unrealized losses as of September 30, 2000 were as follows:


                                  Realized           Unrealized
                                    Losses             Losses

Long-term investments           $(365,280,418)  $(1,071,630,243)
Short-term investments                    (76)               --
                                -------------   ---------------
Total                           $(365,280,494)  $(1,071,630,243)
                                =============   ===============


As of September 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $1,079,655,408, of which $29,395,333 related to appreciated securities and $1,109,050,741 related to depreciated securities. The aggregate cost of investments at September 30, 2000 for Federal income tax purposes was $4,152,191,822.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $1,335,128,287 and $1,191,917,429 for the years ended September 30, 2000 and September 30, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended September 30, 2000              Shares        Amount

Shares sold                        19,964,132    $  128,235,851
Shares issued to shareholders
in reinvestment of dividends        4,248,652        27,152,620
                                -------------    --------------
Total issued                       24,212,784       155,388,471
Shares redeemed                   (56,429,304)     (357,927,053)
                                -------------    --------------
Net decrease                      (32,216,520)   $ (202,538,582)
                                =============    ==============


Class A Shares for the Year                         Dollar
Ended September 30, 1999              Shares        Amount

Shares sold                        37,334,447    $  261,220,060
Shares issued to shareholders
in reinvestment of dividends
and distributions                   6,117,372        42,353,924
                                -------------    --------------
Total issued                       43,451,819       303,573,984
Shares redeemed                   (51,766,039)     (360,396,170)
                                -------------    --------------
Net decrease                       (8,314,220)   $  (56,822,186)
                                =============    ==============



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


Class B Shares for the Year                         Dollar
Ended September 30, 2000              Shares        Amount

Shares sold                        21,467,566    $  136,985,634
Shares issued to shareholders
in reinvestment of dividends       17,174,585       109,869,020
                                -------------    --------------
Total issued                       38,642,151       246,854,654
Automatic conversion of
shares                             (7,715,288)      (48,887,473)
Shares redeemed                  (179,609,829)   (1,152,894,922)
                                -------------    --------------
Net decrease                     (148,682,966)   $ (954,927,741)
                                =============    ==============


Class B Shares for the Year                         Dollar
Ended September 30, 1999              Shares        Amount

Shares sold                        35,328,168    $  246,251,760
Shares issued to shareholders
in reinvestment of dividends
and distributions                  30,984,036       214,651,143
                                -------------    --------------
Total issued                       66,312,204       460,902,903
Automatic conversion of
shares                             (4,819,675)      (33,308,103)
Shares redeemed                  (196,217,737)   (1,357,326,809)
                                -------------    --------------
Net decrease                     (134,725,208)   $ (929,732,009)
                                =============    ==============


Class C Shares for the Year                         Dollar
Ended September 30, 2000              Shares        Amount

Shares sold                         2,863,680    $   18,295,183
Shares issued to shareholders
in reinvestment of dividends        2,274,487        14,564,966
                                -------------    --------------
Total issued                        5,138,167        32,860,149
Shares redeemed                   (22,332,137)     (143,860,237)
                                -------------    --------------
Net decrease                      (17,193,970)   $ (111,000,088)
                                =============    ==============


Class C Shares for the Year                          Dollar
Ended September 30, 1999            Shares           Amount

Shares sold                         4,456,378    $   31,228,663
Shares issued to shareholders
in reinvestment of dividends
and distributions                   4,393,975        30,452,417
                                -------------    --------------
Total issued                        8,850,353        61,681,080
Shares redeemed                   (32,048,468)     (222,320,613)
                                -------------    --------------
Net decrease                      (23,198,115)   $ (160,639,533)
                                =============    ==============



Class D Shares for the Year                         Dollar
Ended September 30, 2000              Shares        Amount

Shares sold                         4,986,742    $   32,031,788
Automatic conversion of
shares                              7,714,380        48,887,473
Shares issued to shareholders
in reinvestment of dividends        2,424,984        15,538,623
                                -------------    --------------
Total issued                       15,126,106        96,457,884
Shares redeemed                   (25,665,013)     (163,119,760)
                                -------------    --------------
Net decrease                      (10,538,907)   $  (66,661,876)
                                =============    ==============



Class D Shares for the Year                          Dollar
Ended September 30, 1999              Shares         Amount

Shares sold                         7,998,021    $   55,581,473
Automatic conversion of
shares                              4,815,996        33,308,103
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,676,672        25,476,676
                                -------------    --------------
Total issued                       16,490,689       114,366,252
Shares redeemed                   (22,965,985)     (159,089,953)
                                -------------    --------------
Net decrease                       (6,475,296)   $  (44,723,701)
                                =============    ==============


5. Short-Term Borrowings:
On December 3, 1999, the Portfolio, along with certain other funds managed by FAM and its affiliates, entered into a $1,000,000,000 credit agreement with Bank of America, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank of America, N.A. The Portfolio did not borrow under the facility during the year ended September 30, 2000.

6. Capital Loss Carryforward:
At September 30, 2000, the Portfolio had a net capital loss carryforward of approximately $135,369,000, of which $74,969,000 expires in 2007 and $60,400,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Corporate Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the High Income Portfolio of Merrill Lynch Corporate Bond Fund, Inc. as of September 30, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the High Income Portfolio of Merrill Lynch Corporate Bond Fund, Inc. as of September 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 17, 2000
</AUDIT-REPORT>



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income distributions paid monthly by High Income Portfolio of Merrill Lynch Corporate Bond Fund, Inc. during the fiscal year ended September 30, 2000, 4.03% qualifies for the dividends received deduction for corporations. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
September 30, 2000


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Christopher G. Ayoub, Senior Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863





INVESTMENT GRADE
PORTFOLIO &
INTERMEDIATE
TERM PORTFOLIO

Merrill Lynch
Corporate Bond Fund, Inc.



FUND LOGO



Annual Report

September 30, 2000




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Corporate Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



Investment Grade Portfolio & Intermediate Term Portfolio


TO OUR SHAREHOLDERS

During the 12-month period ended September 30, 2000, the fixed-income markets remained volatile as short-term interest rates trended significantly higher and intermediate-term--long-term interest rates trended somewhat lower. The front end of the Treasury yield curve continued to suffer under the pressures exerted by the Federal Reserve Board's implementation of a restrictive monetary policy. Specifically, investors continued to demand greater premiums in shorter-dated securities to account for expected increases in the Federal Reserve Board's overnight rate. Although longer interest rates finished the period only slightly lower, the 30-year Treasury bond traded through 5.55% at one point as a technical supply situation, combined with a favorable inflation outlook, produced an inversion of the yield curve. A supply imbalance, brought on by the combination of reduced new issuance and a Treasury buyback program, combined with the Federal Reserve Board's inflation fighting stance, provided ample reason for the inversion.

The mounting strength of the US economy during the third and fourth quarter of 1999, up 5.4% and 7.3%, respectively, combined with the "irrational" valuation of financial assets, prompted the Federal Reserve Board to institute a restrictive monetary policy. During the first half of the year, the forward Federal Funds contract had priced in the expectation for a 50 basis point -75 basis point (0.50% - 0.75%) increase. By period-end, the Federal Reserve Board had raised short-term interest rates by 1.75%. Consumer spending continued to fuel the economic fires, although recent reports such as new housing sales and auto purchases could arguably point to the beginning of a higher interest rate-induced slowdown. Consensus opinion is forecasting a 3.5%--4.0% growth rate for the second half of 2000, which would represent an appropriate rate of growth given prevailing levels of productivity.

Although inflation has been well contained for the most part, the scope of the global recovery has led to fears of a rekindling of inflation. The Commodities Research Bureau (CRB) Index has trended consistently higher since year-end. Commodities, such as copper, aluminum, plywood and other building materials, and chemicals gained in price. More importantly, the price of oil continued to surge throughout much of the period, spurred on by not only the OPEC production limitations, but also by the increased demand of recovering economies. With respect to wage inflation, whether one evaluates wage pressures via hourly earnings, real earnings or employment cost measures, the results point to minimal inflation. The ability to export manufacturing capacity, combined with the high levels of productivity, has limited the effect of low unemployment. Furthermore, inflation, as measured by both the producer price index and consumer price index, remains well within acceptable levels and clearly points to a lack of pricing pressures.

On the corporate bond front, underwriting activity, which increased significantly during the third quarter of 1999 as issuers sought to get their funding programs done well in advance of Year 2000-related market pressures, slowed dramatically during the fourth quarter of 1999. Swap spreads, which widened during the third quarter, moved tighter as corporate supply dried up. Likewise, corporate spreads, which exhibited comparable widening across all sectors in the third quarter, compressed during the last quarter of 1999. Furthermore, some new money flowed into this sector given the strong relative value attributes. As we entered 2000, corporate issuance remained light, although most transactions that came to market were fairly well received. However, by late January, the rally, with respect to corporate spreads, was over. The impact from a lack of new money flowing into the sector, combined with limited broker/dealer inventory accumulation activity and concerns that the Federal Reserve Board would accelerate its monetary policy, pushed spreads significantly higher. At one point, corporate spreads actually exceeded the wide levels incurred during the financial crisis of 1998. However, investor sentiment turned decidedly more positive once the economy began to show signs of an interest rate induced slowdown. By the end of the second quarter of 2000, spreads on corporate bonds began a rally, which would be sustained through the third quarter.

Fiscal Year in Review
For the 12-month period ended September 30, 2000, Investment Grade Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +5.09%, +4.29%, +4.23% and +4.83%, respectively. This compares to the +5.69% total return for the unmanaged Merrill Lynch U.S. Corporate Master Index. For the same 12-month period, Intermediate Term Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +5.02%, +4.49%, +4.48% and +4.92%, respectively. This compares to the total return of +6.17% for the unmanaged Merrill Lynch U.S. Corporate 1-10 Year Index for the same 12-month period. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5-9 of this report to shareholders.) Portfolio performance for both Portfolios was enhanced by a 20% diversification away from the corporate market, a sector that produced the lowest total return results within the investment-grade market. Each Portfolio's strategy relative to corporate holdings proved beneficial as larger, more liquid global transactions, which we emphasized, outperformed the smaller non-global issues, which we sold. Finally, our implementation of a barbelled strategy during the first half of the fiscal year capitalized on the inversion of the yield curve. By mid-period, our shift to a more bulleted approach, where cash balances were reinvested back into issues with a spread to US Treasury securities, produced excess returns as spread relationships tightened. On the negative side, our holdings in Conseco Inc. and Finova Group Inc. greatly impacted performance, given the deterioration of those credits. We sold those securities during the second quarter of 2000, in view of our concern about the long-term stand-alone viability of those companies.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


Portfolio Activities
Our investment strategy remained somewhat conservative given the outlook for higher interest rates. From a duration perspective, we continued to maintain a duration that was modestly short of (0.25 -
0.35 years) each Portfolios' benchmark. We shifted the Portfolios' investment strategy following the May Federal Open Market Committee meeting to incorporate a more bullish, spread-oriented emphasis. Specifically, we shifted away from a barbelled structure, which was implemented to take advantage of the inversion in the yield curve, to one that incorporated a more bulleted approach. We liquidated each Portfolios' cash and Treasury positions, which had been built up during the early part of the year to limit the impact of wider corporate spreads, and invested the proceeds in the corporate spread market. Additionally, we sold floating rate securities, which had been originally purchased to take advantage of rising short-term interest rates, in favor of corporate spread product. From a curve perspective, we reversed an underweight in the two-year - five-year sector, maintained a market weight in the ten-year sector. In the case of the Investment Grade Portfolio, we removed the overweight in the 30-year sector. With respect to duration, we brought each Portfolios' duration closer to that of the relevant Merrill Lynch Corporate Index, although we plan to maintain a 5% underweight until the Federal Reserve Board returns to a neutral stance. We expect this to occur sometime prior to 2001.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


We remained committed to the bigger, more liquid issues and emphasized those with higher coupons. As part of our liquidity strategy, we have attempted to consolidate industry holdings into the benchmark issues. Although this came at modest yield concessions, this strategy has worked as the smaller, less liquid transactions significantly underperformed the global transactions.

With respect to security-specific issues, we added to positions in several sectors including energy-related industries, electric utilities, defense contractors, brokerage firms and cable/media companies. In all cases, we are either positive on the outlook for that sector or have a favorable view on the prevailing operating picture with respect to interest margins and cash flows. We liquidated some of our positions in several industries including commercial finance companies, retailers and airlines. In this case, we believe operating margins will remain under pressure, which in turn will weaken cash flow positions. Those sectors we will continue to avoid for the most part include property and casualty insurers, tobacco, metals and mining, auto part manufacturers, and gaming and leisure. Sectors that are becoming more attractive given improving spread/risk attributes are forest product and paper producers, telecommunication providers (particularly US companies), railroads and real estate investment trusts.

Market Outlook
Going forward, we believe the investment-grade bond market will continue to perform well as the Federal Reserve Board, having achieved a noninflationary soft landing, moves to a neutral monetary policy. The yield curve will seek a more upward sloping shape in the front to intermediate sector, while the long end should continue to benefit from a shortage of supply.

In Conclusion
We appreciate your ongoing interest in Investment Grade and Intermediate Term Portfolios of Merrill Lynch Corporate Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Christopher G. Ayoub)
Christopher G. Ayoub
Senior Vice President and Portfolio Manager



November 7, 2000


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


PROXY RESULTS

During the six-month period ended September 30, 2000, Merrill Lynch Corporate Bond Fund, Inc.'s shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on July 25, 2000. Proposal 3 was approved at a shareholders' meeting on August 22, 2000. The description of each proposal and number of shares voted are as follows:


                                                                              Shares Voted
                                                                                  For
1. To elect the Fund's Board of Directors:   Terry K. Glenn                    645,602,416
                                             Ronald W. Forbes                  645,250,956
                                             Cynthia A. Montgomery             645,383,807
                                             Charles C. Reilly                 645,147,762
                                             Kevin A. Ryan                     645,378,042
                                             Roscoe S. Suddarth                645,326,894
                                             Richard R. West                   645,574,379
                                             Arthur Zeikel                     645,018,810
                                             Edward D. Zinbarg                 645,306,917

                                                                             Shares Voted    Shares Voted   Shares Voted
                                                                                 For           Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year.
                                                                               611,674,164      8,144,160     27,872,579
3. To convert the Fund to "master/feeder" structure.
                                                                               588,549,512     27,788,321     49,534,095


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Investment Grade Portfolio. Intermediate Term Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Investment Grade Portfolio. Intermediate Term Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within one year of purchase. In addition, Investment Grade Portfolio is subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Intermediate Term Portfolio is subject to a 0.25% distribution fee and a 0.25% account maintenance fee. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Investment Grade Portfolio. Intermediate Term Portfolio is subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for Investment Grade Portfolio. Intermediate Term Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                                  Ten Years/
                                                                 6 Month          12 Month     Since Inception    Standardized
As of September 30, 2000                                       Total Return     Total Return     Total Return     30-day Yield
Investment Grade Portfolio Class A Shares**                        +3.87%           +5.09%           +108.02%          6.79%
Investment Grade Portfolio Class B Shares**                        +3.47            +4.29            + 92.76           6.30
Investment Grade Portfolio Class C Shares**                        +3.45            +4.23            + 41.51           6.25
Investment Grade Portfolio Class D Shares**                        +3.74            +4.83            + 46.37           6.55
Intermediate Term Portfolio Class A Shares***                      +3.34            +5.02            +104.36           6.74
Intermediate Term Portfolio Class B Shares***                      +3.08            +4.49            + 54.73           6.29
Intermediate Term Portfolio Class C Shares***                      +3.08            +4.48            + 43.86           6.29
Intermediate Term Portfolio Class D Shares***                      +3.29            +4.92            + 47.52           6.64


  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
 **The Portfolio's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D
   Shares.
***The Portfolio's ten-year/since inception periods are ten years for Class A Shares, from 11/13/92 for Class B Shares and from
   10/21/94 for Class C & Class D Shares.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000



PERFORMANCE DATA (continued)

Total Return Based on a $10,000 Investment--Investment Grade Portfolio

A line graph depicting the growth of an investment in the Investment Grade Portfolio's Class A and Class B Shares compared to growth of an investment in the ML U.S. Corporate Master Index++++ and the Lehman Brothers Aggregate Bond Index+++++. Beginning and ending values are:


                                       9/90           9/00

ML Corporate Bond, Inc.'s
Investment Grade Portfolio++--
Class A Shares*                       $ 9,600        $19,971

ML Corporate Bond, Inc.'s
Investment Grade Portfolio++--
Class B Shares*                       $10,000        $19,276

ML U.S. Corporate Master Index++++    $10,000        $22,946

Lehman Brothers Aggregate
Bond Index++++++                      $10,000        $21,681


A line graph depicting the growth of an investment in the Investment Grade Portfolio's Class C and Class D Shares compared to growth of an investment in the ML U.S. Corporate Master Index++++ and the Lehman Brothers Aggregate Bond Index+++++. Beginning and ending values are:

                                    10/21/94*         9/00

ML Corporate Bond, Inc.'s
Investment Grade Portfolio++--
Class C Shares*                       $10,000        $14,151

ML Corporate Bond, Inc.'s
Investment Grade Portfolio++--
Class D Shares*                       $ 9,600        $14,052

ML U.S. Corporate Master Index++++    $10,000        $15,803

Lehman Brothers Aggregate
Bond Index++++++                      $10,000        $15,658


     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++The Portfolio invests primarily in long-term corporate bonds rated
      A or better by Moody's Investors Service, Inc. or Standard & Poor's
      Corp.
  ++++This unmanaged Index is comprised of all investment-grade corporate bonds rated BBB3 or higher, of all maturities.
++++++This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US Treasury and Government agency issues with at least one year to maturity.

      Past performance is not predictive of future performance.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


PERFORMANCE DATA (continued)


Average Annual Total Return--Investment Grade Portfolio

                                     % Return Without  % Return With
                                       Sales Charge     Sales Charge**

Class A Shares*

One Year Ended 9/30/00                     +5.09%         +0.89%
Five Years Ended 9/30/00                   +5.16          +4.31
Ten Years Ended 9/30/00                    +7.60          +7.16

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

One Year Ended 9/30/00                     +4.29%         +0.36%
Five Years Ended 9/30/00                   +4.36          +4.36
Ten Years Ended 9/30/00                    +6.78          +6.78

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

One Year Ended 9/30/00                     +4.23%         +3.25%
Five Years Ended 9/30/00                   +4.31          +4.31
Inception (10/21/94)
through 9/30/00                            +6.01          +6.01

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

One Year Ended 9/30/00                     +4.83%         +0.64%
Five Years Ended 9/30/00                   +4.90          +4.05
Inception (10/21/94)
through 9/30/00                            +6.62          +5.89

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


PERFORMANCE DATA (continued)

Total Return Based on a $10,000 Investment--Intermediate Term Portfolio


A line graph depicting the growth of an investment in the Intermediate Term Portfolio's Class A and Class B Shares compared to growth of an investment in the ML U.S. Corporate Master Index++++ and the Lehman Brothers Aggregate Bond Index+++++. Beginning and ending values are:

                                       9/90           9/00

ML Corporate Bond, Inc.'s
Intermediate Term Portfolio++--
Class A Shares*                       $ 9,600        $19,971

ML Corporate Bond, Inc.'s
Intermediate Term Portfolio++--
Class B Shares*                       $10,000        $19,276

ML U.S. Corporate Master Index++++    $10,000        $22,946

Lehman Brothers Aggregate
Bond Index++++++                      $10,000        $21,681


A line graph depicting the growth of an investment in the Intermediate Term Portfolio's Class C and Class D Shares compared to growth of an investment in the ML U.S. Corporate Master Index++++ and the Lehman Brothers Aggregate Bond Index+++++. Beginning and ending values are:

                                     10/21/94*         9/00
ML Corporate Bond, Inc.'s
Intermediate Term Portfolio--
Class C Shares*                       $10,000        $14,151

ML Corporate Bond, Inc.'s
Intermediate Term Portfolio--
Class D Shares*                       $ 9,600        $14,052

ML U.S. Corporate Master Index++++    $10,000        $15,803

Lehman Brothers Aggregate
Bond Index++++++                      $10,000        $15,658


   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++The Portfolio invests primarily in bonds rated in the four highest rating categories (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corp.), with a maximum remaining maturity not to exceed ten years and, depending on market conditions, an average remaining maturity of five to seven years.
++++This unmanaged Index is comprised of all investment-grade corporate bonds rated BBB maturing in from one to ten years.

Past performance is not predictive of future performance.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


PERFORMANCE DATA (concluded)


Average Annual Total Return--Intermediate Term Portfolio

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

One Year Ended 9/30/00                     +5.02%         +3.97%
Five Years Ended 9/30/00                   +5.46          +5.25
Ten Years Ended 9/30/00                    +7.41          +7.30

 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

One Year Ended 9/30/00                     +4.49%         +3.50%
Five Years Ended 9/30/00                   +4.92          +4.92
Inception (11/13/92)
through 9/30/00                            +5.69          +5.69

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

One Year Ended 9/30/00                     +4.48%         +3.50%
Five Years Ended 9/30/00                   +4.90          +4.90
Inception (10/21/94)
through 9/30/00                            +6.31          +6.31

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

One Year Ended 9/30/00                     +4.92%         +3.87%
Five Years Ended 9/30/00                   +5.36          +5.14
Inception (10/21/94)
through 9/30/00                            +6.76          +6.58

 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000

SCHEDULE OF INVESTMENTS
                S&P     Moody's      Face
Industries     Rating    Rating     Amount               Issue                                   Cost            Value

Bonds & Notes                                                                                    Investment Grade Portfolio
US Government &   NR*     Aaa     $ 3,500,000 Federal Home Loan Banks, 6.75% due
Agency                                        5/01/2002                                    $    3,458,980    $    3,510,920
Obligations--1.6%                             US Treasury Bonds & Notes:
                  AAA     Aaa       6,000,000   5.75% due 8/15/2003                             5,958,750         5,966,220
                  AAA     Aaa       6,500,000   6.50% due 2/15/2010                             6,734,946         6,773,195
                  AAA     Aaa       2,430,000   5.75% due 8/15/2010                             2,418,686         2,420,134
                                                                                           --------------    --------------
                                                                                               18,571,362        18,670,469

Asset-Backed                                  Aames Mortgage Trust:
Securities**--    AAA     Aaa      15,000,000   6.46% due 6/15/2028                            14,995,313        14,665,718
13.3%             AAA     Aaa       4,000,000   5.912% due 9/15/2028                            4,000,000         3,951,156
                  NR*     Aaa      10,300,000 Bear Stearns Commercial Mortgage Securities,
                                              1999-WF2-A2, 7.08% due 6/15/2009                 10,097,289        10,297,277
                  NR*     Baa2      2,000,000 Bistro Trust 1998-1000, 6.58% due
                                              3/26/2001 (b)                                     1,999,920         1,990,000
                  AAA     Aaa       5,500,000 Centex Home Equity, 6.39% due 10/25/2027          5,164,844         5,365,360
                  AAA     Aaa       3,240,699 Contimortgage Home Equity Loan Trust, 5.84%
                                              due 5/15/2016                                     3,240,022         3,210,410
                                              EQCC Home Equity Loan Trust:
                  AAA     Aaa         695,501   6.229% due 3/15/2013                              701,071           690,390
                  AAA     Aaa      11,000,000   7.067% due 11/25/2024                          10,999,983        11,002,090
                  A       A3        9,000,000 First Dominion Funding I, 7.584% due
                                              7/10/2013 (b)                                     8,966,133         8,628,750
                  NR*     Aaa       9,000,000 First Union-Chase Commercial Mortgage,
                                              1999-C2 A2, 6.645% due 4/15/2009                  8,533,828         8,763,766
                  AAA     Aaa      12,000,000 IMC Home Equity Loan Trust, 6.36% due
                                              8/20/2022                                        11,997,673        11,867,520
                                              The Money Store Home Equity Trust:
                  AAA     Aaa       8,850,000   6.225% due 9/15/2023                            8,848,685         8,700,170
                  AAA     Aaa       5,000,000   Series 1994-A, Class A-4, 6.275% due
                                                12/15/2022                                      4,861,719         4,945,475
                  NR*     Aaa      11,770,000 Morgan Stanley Capital I, Series 1999-WF1,
                                              6.21% due 9/15/2008                              10,722,194        11,183,887
                                              Nationslink Funding Corporation:
                  AAA     Aaa      12,300,000   6.476% due 7/20/2008                           12,220,020        11,882,137
                  AAA     Aaa      13,332,000   6.316% due 11/20/2008                          13,006,486        12,734,334
                  AAA     NR*       5,000,000   Series 1999-2, Class A3, 7.181% due
                                                12/20/2006                                      4,920,508         5,036,151
                                              Saxon Asset Securities Trust:
                  NR*     Aaa      12,000,000   6.265% due 7/25/2023                           12,000,000        11,827,680
                  NR*     Aaa       6,400,000   Series 1999-3, Class AF-4, 7.55% due
                                                10/25/2026                                      6,398,750         6,414,720
                                                                                           --------------    --------------
                                                                                              153,674,438       153,156,991

Banking--10.7%    A       Aa3       2,750,000 Bank One Corp., 7.625% due 8/01/2005              2,744,500         2,805,027
                                              Citigroup Inc.:
                  AA-     Aa2       3,000,000   9.50% due 3/01/2002                             3,163,980         3,102,630
                  AA-     Aa2       6,500,000   7.875% due 5/15/2025                            6,547,818         6,684,340
                  A-      A2       11,000,000 First Union Corporation, 6.30% due
                                              4/15/2028 (a)                                    10,958,420        10,198,870
                  A       A1        9,800,000 Firstar Bank NA, 7.125% due 12/01/2009            9,714,544         9,589,300
                  BBB+    a2        4,750,000 Fleet Capital Trust II, 7.92% due
                                              12/11/2026                                        4,690,720         4,316,230
                  A       A2        3,000,000 Fleetboston Financial Corp., 7.25% due
                                              9/15/2005                                         2,996,520         3,020,310
                  BBB+    A3       11,200,000 Great Western Bank, 9.875% due 6/15/2001         12,414,640        11,390,512
                  A-      a1       14,000,000 HSBC Americas Capital Trust, 7.808% due
                                              12/15/2026 (b)                                   13,838,440        12,303,718


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000

SCHEDULE OF INVESTMENTS (continued)
                S&P     Moody's      Face
Industries     Rating    Rating     Amount               Issue                                   Cost            Value

Bonds & Notes (continued)                                                                        Investment Grade Portfolio
Banking           A       A2      $ 6,000,000 HSBC USA Inc., 7% due 11/01/2006             $    5,949,600    $    5,872,920
(concluded)       BBB     a1       16,400,000 KeyCorp Capital I, 7.519% due 7/01/2028 (a)      16,235,016        16,099,880
                  A-      a1        6,000,000 Mellon Capital I, 7.72% due 12/01/2026            6,000,000         5,414,580
                  A+      A1        3,500,000 Mellon Financial Co., 5.75% due 11/15/2003        3,493,525         3,389,575
                                              NationsBank Corp.:
                  A       Aa3       1,300,000   6.50% due 8/15/2003                             1,336,075         1,288,235
                  A+      Aa2       2,000,000   6.125% due 7/15/2004                            2,045,760         1,948,060
                  A       Aa3       1,000,000   7.75% due 8/15/2004                             1,077,770         1,027,820
                  A+      Aa2       5,000,000   6.375% due 5/15/2005                            5,081,535         4,851,750
                  A       Aa3       5,000,000 Norwest Corp., 6.625% due 3/15/2003               5,104,650         4,957,100
                  BBB+    A3        6,735,000 Washington Mutual Inc., 7.25% due 8/15/2005       6,703,009         6,702,133
                  A+      Aa2       8,100,000 Wells Fargo & Co., 7.25% due 8/24/2005            8,068,572         8,184,645
                                                                                           --------------    --------------
                                                                                              128,165,094       123,147,635


Finance--3.2%     A+      A1          500,000 Associates Corporation of North America,
                                              7.40% due 5/15/2006                                 544,845           508,840
                  BBB     Baa2     13,850,000 Comdisco Inc., 6% due 1/30/2002                  13,595,780        13,256,804
                                              Commercial Credit Co.:
                  AA-     Aa3       2,000,000   6.125% due 12/01/2005                           2,049,240         1,922,780
                  AA-     Aa3       6,800,000   6.75% due 7/01/2007                             6,984,092         6,631,020
                                              General Electric Capital Corp.:
                  AAA     Aaa         500,000   8.75% due 5/21/2007                               611,680           548,555
                  AAA     Aaa       4,305,000   8.50% due 7/24/2008                             5,228,853         4,702,739
                                              Household Finance Corp.:
                  A       A2        8,000,000   8% due 5/09/2005                                7,897,200         8,265,600
                  A       A2        1,000,000   8% due 7/15/2010                                1,013,230         1,029,930
                                                                                           --------------    --------------
                                                                                               37,924,920        36,866,268

Finance--                                     Bear Stearns Companies, Inc.:
Other--11.3%      A       A2        5,025,000   7.80% due 8/15/2007                             5,018,266         5,087,109
                  A       A2        1,000,000   7.625% due 12/07/2009                             997,370           995,180
                  AA-     A2        2,350,000 Boeing Capital Corp., 7.375% due 9/27/2010        2,347,532         2,370,398
                                              Donaldson, Lufkin & Jenrette Inc.:
                  A-      A3        3,000,000   8% due 3/01/2005                                2,995,860         3,077,760
                  A-      A3        2,000,000   6.875% due 11/01/2005                           1,894,700         1,963,660
                  BBB+    Baa1      8,750,000 EOP Operating LP, 8.10% due 8/01/2010             8,745,947         8,806,875
                  BBB+    A3        2,650,000 ERP Operating LP, 7.125% due 10/15/2017           2,342,388         2,321,426
                                              Goldman Sachs Group Inc.:
                  A+      A1        4,000,000   7.625% due 8/17/2005                            3,999,280         4,078,440
                  A+      A1        9,000,000   7.35% due 10/01/2009                            8,637,930         8,900,640
                                              Lehman Brothers Holdings, Inc.:
                  A       A3        6,000,000   6.625% due 2/05/2006                            5,867,760         5,809,800
                  A       A3       10,000,000   8.25% due 6/15/2007                             9,970,143        10,355,000
                  A       A3        3,500,000 Lehman Brothers, Inc., 7.625% due 6/01/2006       3,515,120         3,536,190
                  BBB+    Baa1     13,750,000 MBNA America Bank NA, 7.10% due
                                              6/10/2004 (a)                                    13,537,838        13,749,038
                  AA-     Aa3       7,000,000 Morgan Stanley, Dean Witter Corp., 7.75%
                                              due 6/15/2005                                     7,000,000         7,206,850
                                              Morgan Stanley, Dean Witter, Discover & Co.:
                  AA-     Aa3       2,800,000   7.125% due 1/15/2003                            2,799,384         2,813,104
                  AA-     Aa3       8,000,000   6.09% due 3/09/2011 (a)                         7,998,720         7,972,080
                  AA-     Aa3       3,500,000 Morgan Stanley Group, 8.875% due 10/15/2001       3,687,145         3,562,160


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


SCHEDULE OF INVESTMENTS
                S&P     Moody's      Face
Industries     Rating    Rating     Amount               Issue                                   Cost            Value

Bonds & Notes (continued)                                                                        Investment Grade Portfolio
Finance--                                     Paine Webber Group Inc.:
Other             BBB+    Baa1    $ 3,250,000   9.25% due 12/15/2001                       $    3,503,533    $    3,321,955
(concluded)       BBB+    Baa1      7,000,000   6.45% due 12/01/2003                            6,782,230         6,872,383
                  BBB+    Baa1      3,750,000   6.375% due 5/15/2004                            3,619,163         3,659,663
                  A       Aa3      10,000,000 Salomon Smith Barney Holdings, Inc., 7.125%
                                              due 10/01/2006                                   10,402,900         9,921,900
                  BBB+    Baa1      1,000,000 Simon Debartolo, 6.75% due 6/15/2005                990,460           955,280
                  BBB     Baa2      3,955,000 Spieker Properties LP, 7.35% due 12/01/2017       3,936,961         3,525,724
                  BBB     Baa3      9,700,000 Susa Partnership LP, 7.45% due 7/01/2018          9,688,554         8,332,882
                                                                                           --------------    --------------
                                                                                              130,279,184       129,195,497

Industrial--      A+      A1       13,000,000 Anheuser-Busch Companies Inc., 7.50%
Consumer                                      due 3/15/2012                                    12,918,620        13,179,270
Goods--2.9%       BBB-    Ba1       2,500,000 Flowers Industries Inc., 7.15% due 4/15/2028      2,486,750         1,724,025
                  BBB     Baa2      9,000,000 Nabisco Inc., 6% due 2/15/2011 (a)                8,997,750         8,919,810
                  A       A2        9,500,000 Phillip Morris Companies, Inc., 9% due
                                              1/01/2001                                         9,698,815         9,522,420
                                                                                           --------------    --------------
                                                                                               34,101,935        33,345,525

Industrial--      BBB+    Baa1      5,000,000 ANR Pipeline, 9.625% due 11/01/2021               6,492,300         5,810,950
Energy--5.7%      BBB     Baa1      8,000,000 Amerada Hess Corporation, 7.875% due
                                              10/01/2029                                        7,900,320         7,980,000
                  BBB+    Baa1     10,000,000 Apache Corporation, 7.625% due 7/01/2019          9,997,500         9,859,200
                  AA+     Aa1       4,075,000 BP America Inc., 9.375% due 11/01/2000            4,488,287         4,082,253
                  A-      A3        9,420,000 Burlington Resources, 7.375% due 3/01/2029        9,395,320         8,946,645
                  BBB     Baa2      3,500,000 Coastal Corp., 6.375% due 2/01/2009               3,489,640         3,264,100
                                              Enron Corp.:
                  BBB+    Baa1      3,000,000   7.875% due 6/15/2003                            2,994,180         3,066,930
                  BBB+    Baa1      3,000,000   9.875% due 6/15/2003                            3,145,530         3,212,760
                  A+      A1        5,750,000 Texaco Capital Inc., 8.625% due 11/15/2031        7,583,733         6,511,415
                  BBB     Baa2      5,000,000 Tosco Corp., 8.125% due 2/15/2030                 5,078,500         5,018,050
                  BBB-    Baa2      8,105,000 Williams Companies, Inc., 7.625% due
                                              7/15/2019                                         7,716,284         7,866,470
                                                                                           --------------    --------------
                                                                                               68,281,594        65,618,773

Industrial--      A+      A1        8,000,000 DaimlerChrysler NA Holdings, 7.20% due
Manufacturing--                               9/01/2009                                         7,984,510         7,804,320
9.8%              A       A1        2,000,000 Dow Chemical Company, 7.375% due 11/01/2029       1,977,400         1,936,260
                  A+      A2       11,500,000 First Data Corporation, 6.75% due 7/15/2005      11,911,930        11,290,240
                  A       A2        7,000,000 Ford Motor Company, 8.90% due 1/15/2032           8,650,180         7,647,640
                                              Ford Motor Credit Company:
                  A       A2        5,500,000   7.50% due 3/15/2005                             5,481,080         5,545,045
                  A       A2        6,850,000   7.375% due 10/28/2009                           6,680,046         6,692,587
                  A       A2       13,900,000   7.875% due 6/15/2010                           13,856,354        14,043,865
                  A       A2        4,000,000 General Motors Acceptance Corp., 6.625%
                                              due 9/19/2002                                     3,915,080         3,978,760
                  A       A2        2,000,000 Honeywell International, 7.50% due
                                              3/01/2010                                         1,967,200         2,026,540
                  A+      A1        3,000,000 International Business Machines Corp.,
                                              6.50% due 1/15/2028                               2,731,050         2,651,910


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000

SCHEDULE OF INVESTMENTS
                S&P     Moody's      Face
Industries     Rating    Rating     Amount               Issue                                   Cost            Value

Bonds & Notes (continued)                                                                        Investment Grade Portfolio
Industrial--                                  Lockheed Martin Corp.:
Manufacturing--   BBB-    Baa3    $ 5,000,000   6.85% due 5/15/2001                        $    4,995,950    $    4,985,450
(concluded)       BBB-    Baa3      9,000,000   8.50% due 12/01/2029                            8,942,040         9,483,570
                  BBB-    Baa3      4,000,000 Martin Marietta Corp., 7.375% due 4/15/2013       3,846,440         3,700,040
                  A+      A1        6,500,000 Motorola Inc., 7.50% due 5/15/2025                6,570,915         6,379,035
                  BBB-    Baa3      4,000,000 Northrop-Grumman Corporation, 7.875%
                                              due 3/01/2026                                     3,820,200         3,830,840
                  BBB-    Baa2      6,000,000 Raytheon Co., 6.75% due 3/15/2018                 5,029,140         5,205,360
                  BBB     Ba1       4,000,000 Seagate Technology Inc., 7.125% due
                                              3/01/2004                                         3,993,000         3,799,840
                  BBB+    Baa1      6,000,000 Sun Microsystems Inc., 7.50% due 8/15/2006        5,974,920         6,032,100
                  A+      A2        6,000,000 United Technologies Corporation, 6.50%
                                              due 6/01/2009                                     5,919,280         5,713,200
                                                                                           --------------    --------------
                                                                                              114,246,715       112,746,602

Industrial--      BB+     Ba2      10,000,000 Circus Circus Enterprises, Inc., 6.70% due
Services--10.0%                               11/15/2096                                        9,977,700         9,323,800
                                              Comcast Cable Communications:
                  BBB     Baa2      3,000,000   6.20% due 11/15/2008                            2,992,050         2,755,410
                  BBB     Baa2      7,700,000   8.875% due 5/01/2017                            8,585,731         8,461,607
                  A       A2       11,139,204 Disney Custom Repackaged Asset Vehicle-
                                              403, 6.85% due 1/10/2007 (b)**                   11,131,740        11,077,938
                  AAA     Aaa       7,000,000 Johnson & Johnson, 8.72% due 11/01/2024           7,057,420         7,612,220
                  BBB-    Baa3      2,000,000 Kroger Company, 6.34% due 6/01/2001               1,999,780         1,984,338
                  AAA     Aaa       3,000,000 Merck & Co. Inc., 5.95% due 12/01/2028            2,975,100         2,547,690
                  BBB-    Baa3      8,445,000 News America Holdings, Inc., 8.625% due
                                              2/01/2003                                         9,020,606         8,720,645
                  BBB-    Baa3     10,000,000 News America Inc., 7.25% due 5/18/2018            9,063,735         8,949,400
                  A-      A3        8,000,000 Sears Roebuck Acceptance Corp., 6.82% due
                                              10/17/2002                                        8,016,320         7,928,560
                  AA-     A2        8,000,000 TCI Communications Inc., 8.75% due 8/01/2015      9,384,480         8,325,120
                  AA-     A2        3,000,000 Tele-Communications Inc., 8.25% due
                                              1/15/2003                                         3,073,080         3,101,340
                  BBB     Baa2      6,000,000 Time Warner Entertainment Co., 10.15% due
                                              5/01/2012                                         7,356,180         7,060,920
                  BBB     Ba1       5,350,000 USA Waste Services, 6.50% due 12/15/2002          5,025,683         5,171,417
                  BBB+    Baa1      7,000,000 Viacom Inc., 7.875% due 7/30/2030                 7,024,660         7,061,670
                  AA      Aa2      14,345,000 Wal-Mart Stores, Inc., 8.50% due 9/15/2024       14,488,240        15,131,823
                                                                                           --------------    --------------
                                                                                              117,172,505       115,213,898

Industrial--      BBB+    Baa2      2,200,000 Burlington North Santa Fe, 6.75% due
Transportation--                              3/15/2029                                         2,185,964         1,857,306
3.7%              BBB     Baa2      4,000,000 CSX Corp., 7.90% due 5/01/2017                    4,550,200         3,940,480
                  AA+     Aa3       3,700,000 Continental Airlines, 7.056% due 3/15/2011        3,700,000         3,547,486
                  BBB     Baa2      9,000,000 Federal Express Corporation, 9.65% due
                                              6/15/2012                                        10,137,590        10,052,910
                                              Southwest Airlines Co.:
                  A-      A3       10,000,000   9.40% due 7/01/2001                            11,326,040        10,130,700
                  A-      A3        2,000,000   8% due 3/01/2005                                1,989,220         2,018,520
                  A-      A3        3,000,000   7.875% due 9/01/2007                            2,983,950         3,036,810
                                              Union Pacific Corp.:
                  BBB-    Baa3      4,000,000   6.625% due 2/01/2008                            3,964,880         3,750,920
                  BBB-    Baa3      5,000,000   6.625% due 2/01/2029                            4,086,000         4,167,815
                                                                                           --------------    --------------
                                                                                               44,923,844        42,502,947


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000

SCHEDULE OF INVESTMENTS
                S&P     Moody's      Face
Industries     Rating    Rating     Amount               Issue                                   Cost            Value

Bonds & Notes (continued)                                                                        Investment Grade Portfolio
Mortgage-Backed   AAA     Aaa     $11,095,220 Fannie Mae, 7% due 11/18/2027                $   10,821,740    $   11,078,244
Securities**--
1.0%


Utilities--       AA-     A1        6,000,000 AT&T Corporation, 6.50% due 3/15/2029             5,265,660         4,985,640
Communications--  AA-     Aa3       6,000,000 Ameritech Capital Funding, 6.45% due
7.0%                                          1/15/2018                                         6,300,600         5,254,380
                  A+      Aa2       6,350,000 Bell Telephone Company of Pennsylvania, 7.375%
                                              due 7/15/2007                                     7,090,029         6,416,611
                  BB      Ba2       4,650,000 Frontier Corp., 6% due 10/15/2013 (a)             4,643,676         4,236,197
                  A+      Aa3       9,500,000 GTE California, Inc., 8.07% due 4/15/2024        10,152,935         9,124,180
                                              GTE Corp.:
                  A+      A2        7,500,000   9.375% due 12/01/2000                           8,235,170         7,529,175
                  A+      A2        3,600,000   6.84% due 4/15/2018                             3,700,728         3,264,048
                  BBB+    Baa1     11,275,000 Qwest Capital Funding, 7.90% due
                                              8/15/2010 (b)                                    11,252,355        11,496,948
                  AA-     Aa2       5,000,000 Southwestern Bell Telecommunications Corp.,
                                              6.375% due 11/15/2007                             5,023,800         4,768,900
                  BBB+    Baa1      5,000,000 Sprint Capital Corporation, 5.70% due
                                              11/15/2003                                        4,999,150         4,781,750
                  BBB+    Baa1      7,100,000 US West Capital Funding Inc., 6.875% due
                                              7/15/2028                                         6,124,673         6,348,394
                                              Vodafone Airtouch PLC (b):
                  A       A2        6,000,000   7.625% due 2/15/2005                            5,990,520         6,115,662
                  A       A2        6,000,000   7.875% due 2/15/2030                            5,917,380         6,075,576
                                                                                           --------------    --------------
                                                                                               84,696,676        80,397,461


Utilities--       AAA     Aaa       5,850,000 Cleveland Electric/Toledo Edison, 7.13%
Electric--5.8%                                due 7/01/2007                                     6,137,176         5,674,149
                                              Commonwealth Edison, Inc.:
                  A-      Baa1      5,745,000   7% due 7/01/2005                                5,671,981         5,645,037
                  BBB     Baa2      5,000,000   6.95% due 7/15/2018                             4,978,600         4,587,650
                  BBB+    Baa1      2,000,000 Conectiv Inc., 6.73% due 6/01/2006                2,000,000         1,955,740
                  A+      A1        9,115,000 Consolidated Edison, Inc., 6.25% due
                                              2/01/2008                                         9,115,000         8,589,156
                                              Dominion Resources Inc.:
                  BBB+    Baa1      9,000,000   7.625% due 7/15/2005                            9,091,980         9,102,420
                  BBB+    Baa1      4,000,000   8.125% due 6/15/2010                            4,001,800         4,119,320
                  A-      A3        3,000,000 Pennsylvania Power & Light Co., 6.125% due
                                              5/01/2006 (a)                                     2,998,200         2,980,350
                  A       A1        4,000,000 South Carolina Electric & Gas, 7.50% due
                                              6/15/2005                                         3,982,920         4,081,400
                  BBB-    baa1      5,000,000 TXU Electric Capital V, 8.175% due 1/30/2037      5,000,000         4,835,100
                  AAA     Aaa       6,971,000 Texas Utilities Company, 6.375% due
                                              10/01/2004                                        6,995,198         6,836,320
                  A       A2        8,500,000 Virginia Electric & Power Co., 8.625% due
                                              10/01/2024                                        8,377,160         8,532,470
                                                                                           --------------    --------------
                                                                                               68,350,015        66,939,112

Yankee            BBB     Baa3      4,000,000 AT&T Canada Inc., 7.65% due 9/15/2006 (2)         3,982,560         3,991,280
Corporates++--    A-      A3       11,100,000 BHP Finance USA, 8.50% due 12/01/2012 (1)        11,823,831        11,790,198
11.5%             A       A1        4,000,000 BSCH Issuance Limited, 7.625% due
                                              11/03/2009 (1)                                    4,057,120         3,958,040
                  AAA     Aaa      13,000,000 Banco Santander-Chile, 6.50% due
                                              11/01/2005 (1)                                   12,938,770        12,562,355
                  BBB     Baa2      9,050,000 Canadian National Railway Co., 6.90% due
                                              7/15/2028 (2)                                     8,185,820         7,840,377
                                              Ford Capital BV (1):
                  A       A2       10,000,000   9.875% due 5/15/2002                           10,531,200        10,408,100
                  A       A2        3,995,000   9.50% due 6/01/2010                             4,430,215         4,391,823


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


SCHEDULE OF INVESTMENTS (concluded)
                S&P     Moody's      Face
Industries     Rating    Rating     Amount               Issue                                   Cost            Value

Bonds & Notes (concluded)                                                                        Investment Grade Portfolio
Yankee            A       A1      $ 7,000,000 HSBC Holding PLC, 7.50% due
Corporates                                    7/15/2009 (1)                                $    6,968,640    $    7,007,280
(concluded)       A-      A3        8,000,000 Israel Electric Corp. Ltd., 7.75% due
                                              3/01/2009 (2)(b)                                  7,991,760         7,838,312
                                              Korea Development Bank (1):
                  BBB     Baa2      7,000,000   7.125% due 4/22/2004                            6,948,900         6,886,250
                  BBB     Baa2      8,000,000   7.375% due 9/17/2004                            8,003,760         7,926,560
                                              Merita Bank Ltd. (1):
                  A       A1        6,435,000   6.50% due 1/15/2006                             6,243,726         6,183,585
                  A       A1        4,250,000   6.50% due 4/01/2009                             4,248,258         3,936,053
                  A+      Aa3       2,000,000 Midland Bank PLC, 7.65% due 5/01/2025 (1)         2,191,680         1,999,720
                  A       A2        6,500,000 Norsk Hydro A/S, 6.70% due 1/15/2018 (2)          6,466,720         5,883,475
                  BBB     Baa3      5,443,000 Petro Geo-Services ASA, 7.125% due
                                              3/30/2028 (2)                                     5,045,121         4,667,699
                  BBB     Baa2     12,500,000 Royal Caribbean Cruises Ltd., 6.75%
                                              due 3/15/2008 (2)                                12,421,548        10,781,000
                                              Telecom de Puerto Rico (2):
                  BBB     Baa2      3,000,000   6.15% due 5/15/2002                             2,999,310         2,946,600
                  BBB     Baa2      3,000,000   6.65% due 5/15/2006                             2,823,510         2,857,731
                                              Telefonica Europe BV (2):
                  A+      A2          600,000   7.75% due 9/15/2010                               597,876           602,412
                  A+      A2        2,000,000   8.25% due 9/15/2030                             1,999,160         2,041,060
                  A-      A2        6,000,000 Trans-Canada Pipelines, 7.70% due
                                              6/15/2029 (2)                                     5,992,320         5,819,220
                                                                                           --------------    --------------
                                                                                              136,891,805       132,319,130

                                              Total Investments in
                                              Bonds & Notes--97.5%                          1,148,101,827     1,121,198,552

Short-Term Securities

Repurchase                         15,035,000 Warburg Dillon Read LLC, purchased on
Agreements***--1.3%                           9/29/2000 to yield 6.50% to 10/02/2000           15,035,000        15,035,000

                                              Total Investments in
                                              Short-Term Securities--1.3%                      15,035,000        15,035,000

Total Investments--98.8%                                                                   $1,163,136,827     1,136,233,552
                                                                                           ==============
Other Assets Less Liabilities--1.2%                                                                              13,485,734
                                                                                                             --------------
Net Assets--100.0%                                                                                           $1,149,719,286
                                                                                                             ==============



*Not Rated.
**Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
***Repurchase Agreements are fully collateralized by US Government &
Agency Obligations.
++Corresponding industry groups for foreign securities:
(1) Financial Institution.
(2) Industrial.
(a)Floating rate note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
Ratings of issues shown have not been audited by Deloitte &Touche
LLP.


See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000

SCHEDULE OF INVESTMENTS

                  S&P    Moody's     Face
Industries       Rating   Rating    Amount                  Issue                                Cost              Value

Bonds & Notes                                                                                   Intermediate Term Portfolio
US Government                                 US Treasury Notes:
Obligations--1.1% AAA     Aaa     $ 1,375,000   6.25% due 7/31/2002                        $    1,374,678    $    1,379,730
                  AAA     Aaa         500,000   5.75% due 8/15/2003                               496,562           497,185
                  AAA     Aaa       2,500,000   6.75% due 5/15/2005                             2,581,125         2,589,850
                                                                                           --------------    --------------
                                                                                                4,452,365         4,466,765

Asset-Backed      NR*     Baa2      3,500,000 Bistro Trust 1998-1000, 6.58% due
Securities++--                                3/26/2001 (b)                                     3,499,860         3,482,500
13.8%             AAA     Aaa       3,000,000 Centex Home Equity, 6.39% due 10/25/2027          2,817,188         2,926,560
                  AAA     Aaa      10,000,000 Honda Auto Lease Trust, Series 1999-A,
                                              Class A5, 6.65% due 7/15/2005                    10,004,297         9,968,686
                                              Morgan Stanley Capital I:
                  NR*     NR*       3,566,000   Series 1998-HF2, Class A2, 6.48% due
                                                11/15/2030                                      3,300,779         3,439,549
                  NR*     Aaa       5,500,000   Series 1999-WF1, 6.21% due 9/15/2008            5,010,371         5,226,115
                                              Nationslink Funding Corporation:
                  AAA     Aaa       6,000,000   6.316% due 11/20/2008                           5,498,672         5,731,024
                  AAA     NR*      10,000,000   Series 1999-2, Class A3, 7.181% due
                                                12/20/2006                                     10,000,000        10,072,301
                  NR*     Aaa       4,000,000 Saxon Asset Securities Trust, Series 1999-3,
                                              Class AF-4, 7.55% due 10/25/2026                  3,999,219         4,009,200
                  NR*     NR*      10,000,000 Spinnaker I, 7.645% due 5/01/2001 (a)(b)(c)      10,000,000         9,912,500
                                                                                           --------------    --------------
                                                                                               54,130,386        54,768,435

Banking--         A+      Aa2       7,000,000 Bank of America Corp., 7.125% due 9/15/2006       6,964,650         7,006,930
15.2%                                         Bank of New York Company, Inc.:
                  A       A1        3,500,000   7.875% due 11/15/2002                           3,873,450         3,569,335
                  A       A1        5,500,000   6.625% due 6/15/2003                            5,392,310         5,464,470
                  A       Aa3       3,000,000 Bank One Corp., 7.625% due 8/01/2005              2,994,000         3,060,030
                                              Citigroup, Inc.:
                  AA-     Aa2       2,000,000   9.50% due 3/01/2002                             2,168,400         2,068,420
                  AA-     Aa2       3,000,000   5.80% due 3/15/2004                             2,808,780         2,908,230
                  A       A1        3,500,000 Firstar Bank NA, 7.125% due 12/01/2009            3,474,555         3,424,750
                  A       A2        6,000,000 Fleetboston Financial Corp., 7.25% due
                                              9/15/2005                                         5,993,040         6,040,620
                  A       A2        2,000,000 HSBC USA Inc., 7% due 11/01/2006                  2,016,410         1,957,640
                  A       A2        6,000,000 Mellon Financial Co., 6.875% due 3/01/2003        5,483,220         5,994,900
                  A       Aa3       1,000,000 Norwest Corp., 6.625% due 3/15/2003               1,003,060           991,420
                  A       A2        3,750,000 Republic of New York Corp., 9.70% due
                                              2/01/2009                                         4,672,460         4,167,188
                                              Washington Mutual Inc.:
                  BBB+    A3        9,000,000   7.25% due 8/15/2005                             8,930,520         8,956,080
                  BBB+    A3        1,000,000   7.50% due 8/15/2006                               993,550           996,920
                  A+      Aa2       3,500,000 Wells Fargo & Co., 7.25% due 8/24/2005            3,486,420         3,536,575
                                                                                           --------------    --------------
                                                                                               60,254,825        60,143,508

Finance--5.1%     A+      A1        5,500,000 Associates Corporation of North America,
                                              6.25% due 11/01/2008                              5,082,860         5,139,805
                  AA-     Aa3       2,080,000 Commercial Credit Co., 6.75% due 7/01/2007        2,126,675         2,028,312
                  AAA     Aaa       5,500,000 General Electric Capital Corp., 8.50% due
                                              7/24/2008                                         6,680,300         6,008,145
                                              Household Finance Corp.:
                  A       A2        3,000,000   8% due 5/09/2005                                2,961,450         3,099,600
                  A       A2        4,000,000   8% due 7/15/2010                                4,052,920         4,119,720
                                                                                           --------------    --------------
                                                                                               20,904,205        20,395,582


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


SCHEDULE OF INVESTMENTS
                  S&P    Moody's     Face
Industries       Rating   Rating    Amount                  Issue                                Cost              Value

Bonds & Notes (continued)                                                                       Intermediate Term Portfolio
Finance--                                     Avalonbay Communities:
Other--11.4%      BBB+    Baa1    $ 3,500,000   8.25% due 7/15/2008                        $    3,497,410    $    3,569,335
                  BBB+    Baa1      1,500,000   7.50% due 8/01/2009                             1,447,545         1,457,430
                  A       A2        2,500,000 Bear Stearns Companies, Inc., 7.625% due
                                              12/07/2009                                        2,493,425         2,487,950
                  BBB+    Baa1      3,000,000 EOP Operating LP, 8.10% due 8/01/2010             3,018,270         3,019,500
                                              Goldman Sachs Group Inc.:
                  A+      A1        2,100,000   7.625% due 8/17/2005                            2,099,622         2,141,181
                  A+      A1        3,000,000   7.35% due 10/01/2009                            2,879,310         2,966,880
                  A       A3        5,000,000 Lehman Brothers, Inc., 7.625% due 6/01/2006       4,993,150         5,051,700
                                              Morgan Stanley, Dean Witter Corp.:
                  AA-     Aa3         750,000   7.75% due 6/15/2005                               750,000           772,163
                  AA-     Aa3       5,000,000   8% due 6/15/2010                                5,086,200         5,215,000
                  AA-     Aa3       2,500,000 Morgan Stanley, Dean Witter, Discover & Co.,
                                              7.125% due 1/15/2003                              2,499,450         2,511,700
                                              Paine Webber Group Inc.:
                  BBB+    Baa1      3,000,000   6.45% due 12/01/2003                            2,968,890         2,943,870
                  BBB+    Baa1      1,750,000   6.375% due 5/15/2004                            1,688,942         1,707,842
                  BBB+    Baa1      3,750,000   7.625% due 12/01/2009                           3,736,537         3,784,762
                                              Salomon Smith Barney Holdings, Inc.:
                  A       Aa3       2,500,000   6.25% due 1/15/2005                             2,494,525         2,416,775
                  A       Aa3       1,400,000   7.125% due 10/01/2006                           1,456,406         1,389,066
                  BBB+    Baa1      4,000,000 Simon Debartolo, 6.75% due 6/15/2005              3,961,840         3,821,120
                                                                                           --------------    --------------
                                                                                               45,071,522        45,256,274

Industrial--      BBB     Baa2      6,000,000 Nabisco Inc., 6% due 2/15/2011 (a)                5,998,500         5,946,540
Consumer                                      Phillip Morris Companies, Inc.:
Goods--3.4%       A       A2        3,500,000   9% due 1/01/2001                                3,576,195         3,508,260
                  A       A2        4,000,000   7.25% due 1/15/2003                             4,196,640         3,955,680
                                                                                           --------------    --------------
                                                                                               13,771,335        13,410,480

Industrial--      BBB     Baa1      3,000,000 Amerada Hess Corporation, 7.375% due
Energy--5.0%                                  10/01/2009                                        2,986,410         2,979,420
                                              Enron Corp.:
                  BBB+    Baa1      3,000,000   7.875% due 6/15/2003                            2,994,180         3,066,930
                  BBB+    Baa1      2,625,000   9.875% due 6/15/2003                            2,752,339         2,811,165
                  BBB     Baa2      6,000,000 Ultramar Credit, 8.625% due 7/01/2002             6,521,940         6,122,760
                  BBB-    Baa3      5,000,000 Valero Energy Corporation, 7.375% due
                                              3/15/2006                                         4,884,150         4,986,650
                                                                                           --------------    --------------
                                                                                               20,139,019        19,966,925

Industrial--                                  DaimlerChrysler NA Holdings:
Manufacturing--   A+      A1        5,000,000   7.75% due 6/15/2005                             4,977,800         5,104,250
9.5%              A+      A1        2,000,000   7.20% due 9/01/2009                             1,996,470         1,951,080
                                              Ford Motor Credit Company:
                  A       A2        1,320,000   7.60% due 8/01/2005                             1,319,300         1,333,688
                  A       A2        3,000,000   7.875% due 6/15/2010                            2,990,580         3,031,050
                  A       A2        2,000,000 General Motors Acceptance Corp., 9% due
                                              10/15/2002                                        2,213,880         2,074,980
                  A       A2        3,000,000 Honeywell International, 7.50% due 3/01/2010      2,989,590         3,039,810


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


SCHEDULE OF INVESTMENTS
                  S&P    Moody's     Face
Industries       Rating   Rating    Amount                  Issue                                Cost              Value

Bonds & Notes (continued)                                                                       Intermediate Term Portfolio
Industrial--      BBB-    Baa3    $ 5,000,000 Lockheed Martin Corporation, 7.95% due
Manufacturing                                 12/01/2005                                   $    4,949,650    $    5,121,950
(concluded)       BBB-    Baa3      2,500,000 Northrop-Grumman Corp., 8.625% due
                                              10/15/2004                                        2,606,550         2,605,925
                  BBB-    Baa2      3,500,000 Raytheon Co., 7.90% due 3/01/2003                 3,494,050         3,559,126
                  BBB     Ba1       1,000,000 Seagate Technology Inc., 7.125% due
                                              3/01/2004                                           998,250           949,960
                  BBB+    Baa1      2,000,000 Sun Microsystems Inc., 7.50% due 8/15/2006        1,991,640         2,010,700
                  A       A2        3,000,000 Textron Inc., 6.375% due 7/15/2004                2,984,220         2,917,770
                  A+      A2        4,000,000 United Technologies Corporation, 6.50% due
                                              6/01/2009                                         3,973,520         3,808,800
                                                                                           --------------    --------------
                                                                                               37,485,500        37,509,089

Industrial--      BBB     Baa2      4,000,000 Comcast Cable Communications, 8.375% due
Services--                                    5/01/2007                                         4,060,680         4,181,920
9.3%              BBB+    Baa1      4,000,000 Computer Associates International, 6.25% due
                                              4/15/2003                                         3,992,480         3,819,560
                  A       A2        2,800,000 Computer Sciences Corp., 6.25% due 3/15/2009      2,785,552         2,575,356
                  A       A2        3,652,198 Disney Custom Repackaged Asset Vehicle-403,
                                              6.85% due 1/10/2007 (b)++                         3,649,751         3,632,111
                  BBB-    Baa3      3,000,000 News America Holdings, Inc., 8.625% due
                                              2/01/2003                                         3,214,830         3,097,920
                  BB+     Baa3      5,000,000 Saks Incorporated, 7% due 7/15/2004               4,975,950         3,419,950
                  AA-     A2        3,000,000 TCI Communications Inc., 8.65% due 9/15/2004      3,099,270         3,149,640
                  AA-     A2        2,000,000 Tele-Communications Inc., 8.25% due 1/15/2003     2,048,720         2,067,560
                  BBB     Baa2      2,500,000 Time Warner Entertainment Co., 9.625% due
                                              5/01/2002                                         2,793,000         2,594,350
                  BBB     Baa3      3,000,000 Time Warner Inc., 7.75% due 6/15/2005             3,075,180         3,074,100
                  BBB     Ba1       1,000,000 USA Waste Services Inc., 6.125% due
                                              7/15/2001 (a)                                       997,950           976,270
                  BBB+    Baa1      4,000,000 Viacom Inc., 7.70% due 7/30/2010                  3,995,320         4,081,840
                                                                                           --------------    --------------
                                                                                               38,688,683        36,670,577

Industrial--      A-      A3        1,000,000 Southwest Airlines Co., 8% due 3/01/2005            994,610         1,009,260
Transportation--  BBB-    Baa3      1,000,000 Union Pacific Corp., 6.625% due 2/01/2008           991,220           937,730
0.5%                                                                                       --------------    --------------
                                                                                                1,985,830         1,946,990

Mortgage-Backed   AAA     Aaa       5,452,018 Fannie Mae, 7% due 11/18/2027                     5,317,634         5,443,676
Securities++--1.4%

Utilities--       A+      Aa2       2,500,000 Bell Telephone Company of Pennsylvania,
Communications--                              7.375% due 7/15/2007                              2,791,350         2,526,225
4.9%              BB      Ba2       3,000,000 Frontier Corp., 6% due 10/15/2013 (a)             2,995,920         2,733,030
                  A+      A2        1,000,000 GTE Corp., 9.375% due 12/01/2000                  1,090,310         1,003,890
                  BBB+    Baa1      2,000,000 Qwest Capital Funding, 7.90% due 8/15/2010 (b)    1,995,700         2,039,370
                  AA-     Aa2       2,200,000 Southwestern Bell Telecommunications Corp.,
                                              6.625% due 4/01/2005                              2,108,590         2,174,392
                  BBB+    Baa1        500,000 Sprint Capital Corporation, 5.70% due
                                              11/15/2003                                          499,915           478,175
                  A       A2        3,000,000 Vodafone Airtouch PLC, 7.625% due 2/15/2005 (b)   2,995,260         3,057,831
                  A-      A3        5,000,000 Worldcom Inc., 8.25% due 5/15/2010                5,158,350         5,309,750
                                                                                           --------------    --------------
                                                                                               19,635,395        19,322,663

Utilities--       AAA     Aaa       3,000,000 Cleveland Electric/Toledo Edison, 7.13% due
Electric--                                    7/01/2007                                         3,147,270         2,909,820
5.9%              AAA     Aaa       5,000,000 Commonwealth Edison Inc., 8.25% due
                                              10/01/2006                                        5,817,400         5,243,970
                  BBB+    Baa1      1,000,000 Conectiv Inc., 6.73% due 6/01/2006                1,000,000           977,870
                                              Dominion Resources Inc.:
                  BBB+    Baa1      6,000,000   7.625% due 7/15/2005                            5,985,960         6,068,280
                  BBB+    Baa1      1,500,000   8.125% due 6/15/2010                            1,503,000         1,544,745


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000

SCHEDULE OF INVESTMENTS
                  S&P    Moody's     Face
Industries       Rating   Rating    Amount                  Issue                                Cost              Value

Bonds & Notes (concluded)                                                                       Intermediate Term Portfolio
Utilities--       A       A3      $ 2,500,000 Duke Capital Corp., 7.50% due 10/01/2009     $    2,522,240    $    2,516,025
Electric          BBB-    Ba1       2,000,000 PSE&G Energy Holdings, 9.125% due 2/10/2004       1,996,720         2,045,706
(concluded)       A-      A3        1,000,000 Pennsylvania Power & Light Co., 6.125%
                                              due 5/01/2006 (a)                                   999,400           993,450
                  A       A1        1,000,000 South Carolina Electric & Gas, 7.50%
                                              due 6/15/2005                                       995,730         1,020,350
                                                                                           --------------    --------------
                                                                                               23,967,720        23,320,216

Yankee            BBB     Baa3      4,000,000 AT&T Canada Inc., 7.65% due 9/15/2006 (3)         3,988,720         3,991,280
Corporates***--   A       A1        1,500,000 BSCH Issuance Limited, 7.625% due
10.2%                                         11/03/2009 (2)                                    1,521,420         1,484,265
                  AAA     Aaa       1,000,000 Banco Santander-Chile, 6.50% due
                                              11/01/2005 (2)                                      995,290           966,335
                  A       A2        2,000,000 Ford Capital BV, 9.875% due 5/15/2002 (2)         2,300,380         2,081,620
                  BB+     Ba2       3,000,000 Gruma, SA de CV, 7.625% due 10/15/2007 (3)        2,994,960         2,385,000
                  A-      A3       10,000,000 Israel Electric Corp. Ltd., 7.75% due
                                              3/01/2009 (3)(b)                                  9,989,700         9,797,890
                  BBB     Baa3      3,000,000 Korea Electric Power Corp., 8% due
                                              7/01/2002 (3)                                     2,994,990         3,002,460
                                              Merita Bank Ltd. (2):
                  A       A1        1,000,000   6.50% due 1/15/2006                               969,800           960,930
                  A       A1        4,500,000   6.50% due 4/01/2009                             4,363,545         4,167,585
                  BBB     Baa2      3,000,000 Telecom de Puerto Rico, 6.65% due
                                              5/15/2006 (3)                                     2,823,510         2,857,731
                  A+      A2        3,725,000 Telefonica Europe BV, 7.75% due
                                              9/15/2010 (3)                                     3,711,814         3,739,975
                  A-      A2        5,000,000 Trans-Canada Pipelines, 6.43% due
                                              3/15/2029 (3)                                     5,000,000         4,809,150
                                                                                           --------------    --------------
                                                                                               41,654,129        40,244,221

Yankee            BB+     Baa3      3,000,000 United Mexican States, 9.875% due
Sovereign***--                                2/01/2010(1)                                      3,277,140         3,189,000
0.8%

                                              Total Investments in Bonds & Notes--97.5%       390,735,688       386,054,401

Repurchase Agreements**--1.7%       6,544,000 Warburg Dillon Read LLC, purchased on
                                              9/29/2000 to yield 6.50% to 10/02/2000            6,544,000         6,544,000

                                              Total Investments in Short-Term
                                              Securities--1.7%                                  6,544,000         6,544,000

Total Investments--99.2%                                                                   $  397,279,688       392,598,401
                                                                                           ==============
Other Assets Less Liabilities--0.8%                                                                               3,352,359
                                                                                                             --------------
Net Assets--100.0%                                                                                           $  395,950,760
                                                                                                             ==============


  *Not Rated.
 **Repurchase Agreements are fully collateralized by US Government
   & Agency Obligations.
***Corresponding industry groups for foreign securities:
(1)Government Entity.
(2)Financial Institution.
(3)Industrial.
   Ratings of issues shown have not been audited by Deloitte & Touche llp.
 ++Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
(a)Floating rate note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $9,913,000, representing 2.5% of net assets.


Issue                             Acquisition Date      Cost          Value

Spinnaker I, 7.645% due 5/01/2001     4/16/1998     $ 10,000,000   $  9,912,500

Total                                               $ 10,000,000   $  9,912,500
                                                    ============   ============


See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


FINANCIAL INFORMATION

Statements of Assets and Liabilities as of September 30, 2000
                                                                                           Investment       Intermediate
                                                                                        Grade Portfolio    Term Portfolio
Assets:             Investments, at value*                                               $1,136,233,552   $  392,598,401
                    Cash                                                                            773            1,101
                    Receivables:
                      Interest                                                               20,241,534        6,429,738
                      Securities sold                                                         4,036,680               --
                      Capital shares sold                                                     1,451,155          294,177
                      Loaned securities                                                             758              130
                    Prepaid registration fees and other assets                                   66,588           47,370
                                                                                         --------------   --------------
                    Total assets                                                          1,162,031,040      399,370,917

Liabilities:        Payables:
                      Capital shares redeemed                                                 4,895,048        2,092,574
                      Securities purchased                                                    3,994,640               --
                      Dividends to shareholders                                               2,033,351          690,355
                      Distributor                                                               359,659           63,448
                      Investment adviser                                                        310,067          107,275
                    Accrued expenses and other liabilities                                      718,989          466,505
                                                                                         --------------   --------------
                    Total liabilities                                                        12,311,754        3,420,157

Net Assets:         Net assets                                                           $1,149,719,286   $  395,950,760
                                                                                         ==============   ==============

Net Assets          Class A Common Stock, $.10 par value++                               $    4,587,820   $    1,320,404
Consist of:         Class B Common Stock, $.10 par value++++                                  4,263,486        1,099,854
                    Class C Common Stock, $.10 par value++++++                                  523,322           26,150
                    Class D Common Stock, $.10 par value++++++++                              1,393,848        1,175,209
                    Paid-in capital in excess of par                                      1,264,161,456      425,919,626
                    Accumulated realized capital losses on investments--net                (78,801,190)     (27,164,483)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net                                              (19,506,181)      (1,744,713)
                    Unrealized depreciation on investments--net                            (26,903,275)      (4,681,287)
                                                                                         --------------   --------------
                    Net assets                                                           $1,149,719,286   $  395,950,760
                                                                                         ==============   ==============

Net Asset           Class A:   Net assets                                                $  489,777,617   $  144,352,035
Value:                                                                                   ==============   ==============
                               Shares outstanding                                            45,878,203       13,204,040
                                                                                         ==============   ==============
                               Net asset value and redemption price per share            $        10.68   $        10.93
                                                                                         ==============   ==============
                    Class B:   Net assets                                                $  455,162,266   $  120,249,869
                                                                                         ==============   ==============
                               Shares outstanding                                            42,634,855       10,998,536
                                                                                         ==============   ==============
                               Net asset value and redemption price per share            $        10.68   $        10.93
                                                                                         ==============   ==============
                    Class C:   Net assets                                                $   55,889,399   $    2,859,196
                                                                                         ==============   ==============
                               Shares outstanding                                             5,233,216          261,504
                                                                                         ==============   ==============
                               Net asset value and redemption price per share            $        10.68   $        10.93
                                                                                         ==============   ==============
                    Class D:   Net assets                                                $  148,890,004   $  128,489,660
                                                                                         ==============   ==============
                               Shares outstanding                                            13,938,478       11,752,093
                                                                                         ==============   ==============
                               Net asset value and redemption price per share            $        10.68   $        10.93
                                                                                         ==============   ==============

                    *Identified cost                                                     $1,163,136,827   $  397,279,688
                                                                                         ==============   ==============
                  ++Authorized shares--Class A                                              250,000,000      100,000,000
                                                                                         ==============   ==============
                ++++Authorized shares--Class B                                              250,000,000       50,000,000
                                                                                         ==============   ==============
               ++++++Authorized shares--Class C                                             100,000,000       50,000,000
                                                                                         ==============   ==============
             ++++++++Authorized shares--Class D                                             100,000,000       50,000,000
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


FINANCIAL INFORMATION (continued)

Statements of Operations for the Year Ended September 30, 2000
                                                                                            Investment      Intermediate
                                                                                              Grade             Term
                                                                                            Portfolio        Portfolio
Investment          Interest and discount earned                                         $   91,201,764   $   30,802,063
Income:             Other                                                                       124,607           56,725
                                                                                         --------------   --------------
                    Total income                                                             91,326,371       30,858,788
                                                                                         --------------   --------------

Expenses:           Investment advisory fees                                                  4,497,413        1,535,381
                    Account maintenance and distribution fees--Class B                        3,973,201          689,895
                    Transfer agent fees--Class B                                              1,041,084          549,466
                    Transfer agent fees--Class A                                                890,712          570,087
                    Transfer agent fees--Class D                                                245,332          503,886
                    Account maintenance and distribution fees--Class C                          513,838           15,746
                    Account maintenance fees--Class D                                           349,114          131,992
                    Printing and shareholder reports                                            121,975           37,020
                    Transfer agent fees--Class C                                                127,680           12,714
                    Accounting services                                                         100,752           30,390
                    Custodian fees                                                               72,581           39,776
                    Professional fees                                                            38,622           17,016
                    Registration fees                                                            32,506           12,294
                    Pricing fees                                                                 20,870           11,280
                    Directors' fees and expenses                                                  8,773            3,083
                    Other                                                                        28,347           10,429
                                                                                         --------------   --------------
                    Total expenses                                                           12,062,800        4,170,455
                                                                                         --------------   --------------
                    Investment income--net                                                   79,263,571       26,688,333
                                                                                         --------------   --------------

Realized &          Realized loss on investments--net                                      (53,653,641)     (16,183,347)
Unrealized          Change in unrealized depreciation on investments--net                    26,835,578        8,479,388
Gain (Loss) on                                                                           --------------   --------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                 $   52,445,508   $   18,984,374
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets                                                           Investment Grade Portfolio
                                                                                               For the Year Ended
                                                                                                 September 30,
Increase (Decrease) in Net Assets:                                                            2000              1999
Operations:         Investment income--net                                               $   79,263,571   $   88,165,811
                    Realized loss on investments--net                                      (53,653,641)     (18,307,068)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         26,835,578    (103,169,694)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations          52,445,508     (33,310,951)
                                                                                         --------------   --------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                              (34,301,752)     (36,365,681)
                      Class B                                                              (31,956,562)     (39,073,573)
                      Class C                                                               (3,839,946)      (4,752,280)
                      Class D                                                               (9,165,311)      (7,974,277)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                           (79,263,571)     (88,165,811)
                                                                                         --------------   --------------

Capital Share       Net increase (decrease) in net assets derived from
Transactions:       capital share transactions                                            (209,747,911)       21,096,414
                                                                                         --------------   --------------

Net Assets:         Total decrease in net assets                                          (236,565,974)    (100,380,348)
                    Beginning of year                                                     1,386,285,260    1,486,665,608
                                                                                         --------------   --------------
                    End of year                                                          $1,149,719,286   $1,386,285,260
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


Statements of Changes in Net Assets                                                          Intermediate Term Portfolio
                                                                                                For the Year Ended
                                                                                                  September 30,
Increase (Decrease) in Net Assets:                                                           2000             1999
Operations:         Investment income--net                                               $   26,688,333   $   29,088,252
                    Realized loss on investments--net                                      (16,183,347)      (5,110,689)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          8,479,388     (26,026,481)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations          18,984,374      (2,048,918)
                                                                                         --------------   --------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                               (9,741,127)     (10,897,908)
                      Class B                                                               (8,278,603)     (10,046,366)
                      Class C                                                                 (188,573)        (281,121)
                      Class D                                                               (8,480,030)      (7,862,857)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                           (26,688,333)     (29,088,252)
                                                                                         --------------   --------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions:       share transactions                                                     (60,039,884)        4,562,908
                                                                                         --------------   --------------

Net Assets:         Total decrease in net assets                                           (67,743,843)     (26,574,262)
                    Beginning of year                                                       463,694,603      490,268,865
                                                                                         --------------   --------------
                    End of year                                                          $  395,950,760   $  463,694,603
                                                                                         ==============   ==============

                    See Notes to Financial Statements.

Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000

FINANCIAL INFORMATION (continued)

Financial Highlights                                                                          Investment Grade Portfolio
The following per share data and ratios have been derived                                Class A
from information provided in the financial statements.                       For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                            2000         1999       1998        1997       1996
Per Share           Net asset value, beginning of year            $   10.88  $   11.78  $   11.40  $   11.16   $   11.51
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .72        .70        .73        .76         .76
                    Realized and unrealized gain (loss) on
                    investments--net                                  (.20)      (.90)        .38        .24       (.35)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .52      (.20)       1.11       1.00         .41
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net        (.72)      (.70)      (.73)      (.76)       (.76)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of year                  $   10.68  $   10.88  $   11.78  $   11.40   $   11.16
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                5.09%    (1.70%)     10.05%      9.22%       3.60%
                                                                  =========  =========  =========  =========   =========

Ratios to Average   Expenses                                           .57%       .57%       .58%       .57%        .56%
Net Assets                                                        =========  =========  =========  =========   =========
                    Investment income--net                            6.79%      6.22%      6.32%      6.73%       6.64%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of year (in thousands)        $ 489,778  $ 535,188  $ 600,655  $ 519,708   $ 608,901
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               94.67%     79.06%    149.41%    113.46%      88.53%
                                                                  =========  =========  =========  =========   =========


The following per share data and ratios have been derived                                Class B
from information provided in the financial statements.               For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              2000       1999       1998        1997       1996
Per Share           Net asset value, beginning of year            $   10.88  $   11.78  $   11.40  $   11.16   $   11.51
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .64        .61        .64        .67         .67
                    Realized and unrealized gain (loss) on
                    investments--net                                  (.20)      (.90)        .38        .24       (.35)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .44      (.29)       1.02        .91         .32
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net        (.64)      (.61)      (.64)      (.67)       (.67)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of year                  $   10.68  $   10.88  $   11.78  $   11.40   $   11.16
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                4.29%    (2.45%)      9.21%      8.39%       2.81%
Return:*                                                          =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.34%      1.33%      1.34%      1.34%       1.32%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            6.02%      5.46%      5.56%      5.96%       5.88%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of year (in thousands)        $ 455,162  $ 636,115  $ 685,345  $ 577,989   $ 724,089
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               94.67%     79.06%    149.41%    113.46%      88.53%
                                                                  =========  =========  =========  =========   =========


                   *Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                              Investment Grade Portfolio
The following per share data and ratios have been derived                                Class C
from information provided in the financial statements.                       For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              2000       1999       1998        1997       1996
Per Share           Net asset value, beginning of year            $   10.88  $   11.79  $   11.40  $   11.17   $   11.51
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .64        .61        .63        .67         .66
                    Realized and unrealized gain (loss) on
                    investments--net                                  (.20)      (.91)        .39        .23       (.34)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .44      (.30)       1.02        .90         .32
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment
                    income--net                                       (.64)      (.61)      (.63)      (.67)       (.66)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of year                  $   10.68  $   10.88  $   11.79  $   11.40   $   11.17
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                4.23%    (2.58%)      9.25%      8.23%       2.85%
Return:*                                                          =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.39%      1.38%      1.40%      1.39%       1.38%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.96%      5.41%      5.50%      5.91%       5.83%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of year (in thousands)        $  55,889  $  79,581  $  77,464  $  49,918   $  64,931
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               94.67%     79.06%    149.41%    113.46%      88.53%
                                                                  =========  =========  =========  =========   =========

The following per share data and ratios have been derived                               Class D
from information provided in the financial statements.                      For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                             2000       1999       1998        1997       1996
Per Share           Net asset value, beginning of year           $    10.88 $    11.79 $    11.41 $    11.17  $    11.51
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .70        .67        .70        .73         .73
                    Realized and unrealized gain (loss) on
                    investments--net                                  (.20)      (.91)        .38        .24       (.34)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .50      (.24)       1.08        .97         .39
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment
                    income--net                                       (.70)      (.67)      (.70)      (.73)       (.73)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of year                  $   10.68  $   10.88  $   11.79  $   11.41   $   11.17
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                4.83%    (2.03%)      9.77%      8.95%       3.43%
Return:*                                                          =========  =========  =========  =========   =========

Ratios to Average   Expenses                                           .82%       .82%       .82%       .82%        .81%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            6.55%      5.98%      6.07%      6.47%       6.40%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of year (in thousands)        $ 148,890  $ 135,401  $ 123,202  $  77,398   $  63,822
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               94.67%     79.06%    149.41%    113.46%      88.53%
                                                                  =========  =========  =========  =========   =========


                   *Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                             Intermediate Term Portfolio
The following per share data and ratios have been derived                               Class A
from information provided in the financial statements.                      For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              2000       1999      1998        1997       1996
Per Share           Net asset value, beginning of year            $   11.11  $   11.83  $   11.49  $   11.28   $   11.50
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .71        .70        .73        .73         .73
                    Realized and unrealized gain (loss) on
                    investments--net                                  (.18)      (.72)        .34        .21       (.22)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .53      (.02)       1.07        .94         .51
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment
                    income--net                                       (.71)      (.70)      (.73)      (.73)       (.73)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of year                  $   10.93  $   11.11  $   11.83  $   11.49   $   11.28
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                5.02%     (.18%)      9.59%      8.59%       4.56%
Return:*                                                          =========  =========  =========  =========   =========

Ratios to Average   Expenses                                           .78%       .73%       .67%       .65%        .59%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            6.51%      6.09%      6.27%      6.43%       6.41%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of year (in thousands)        $ 144,352  $ 161,113  $ 200,679  $ 179,115   $ 216,545
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              143.77%    113.52%    111.03%     76.99%      96.40%
                                                                  =========  =========  =========  =========   =========

The following per share data and ratios have been derived                                Class B
from information provided in the financial statements.                       For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              2000       1999       1998        1997       1996
Per Share           Net asset value, beginning of year            $   11.11  $   11.83  $   11.50  $   11.28   $   11.50
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .66        .64        .67        .67         .67
                    Realized and unrealized gain (loss) on
                    investments--net                                  (.18)      (.72)        .33        .22       (.22)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .48      (.08)       1.00        .89         .45
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment
                    income--net                                       (.66)      (.64)      (.67)      (.67)       (.67)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of year                  $   10.93  $   11.11  $   11.83  $   11.50   $   11.28
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                4.49%     (.69%)      8.94%      8.13%       4.02%
Return:*                                                          =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.30%      1.24%      1.18%      1.17%       1.11%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.98%      5.58%      5.75%      5.91%       5.89%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of year (in thousands)        $ 120,250  $ 162,211  $ 178,464  $ 148,148   $ 216,641
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              143.77%    113.52%    111.03%     76.99%      96.40%
                                                                  =========  =========  =========  =========   =========


                   *Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000



FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)                                                             Intermediate Term Portfolio
The following per share data and ratios have been derived                               Class C
from information provided in the financial statements.                      For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              2000       1999      1998        1997       1996
Per Share           Net asset value, beginning of year            $   11.11  $   11.83  $   11.49  $   11.28   $   11.50
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .65        .64        .67        .67         .67
                    Realized and unrealized gain (loss) on
                    investments--net                                  (.18)      (.72)        .34        .21       (.22)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .47      (.08)       1.01        .88         .45
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net        (.65)      (.64)      (.67)      (.67)       (.67)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of year                  $   10.93  $   11.11  $   11.83  $   11.49   $   11.28
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                4.48%     (.70%)      9.03%      7.99%       3.99%
Return:*                                                          =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.30%      1.24%      1.20%      1.20%       1.15%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.97%      5.57%      5.70%      5.89%       5.86%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of year (in thousands)        $   2,859  $   3,904  $   4,832  $   1,571   $  10,144
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              143.77%    113.52%    111.03%     76.99%      96.40%
                                                                  =========  =========  =========  =========   =========

The following per share data and ratios have been derived                               Class D
from information provided in the financial statements.                      For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              2000       1999      1998        1997        1996
Per Share           Net asset value, beginning of year            $   11.11  $   11.83  $   11.50  $   11.28   $   11.50
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .70        .69        .71        .72         .72
                    Realized and unrealized gain (loss) on
                    investments--net                                  (.18)      (.72)        .33        .22       (.22)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .52      (.03)       1.04        .94         .50
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net        (.70)      (.69)      (.71)      (.72)       (.72)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of year                  $   10.93  $   11.11  $   11.83  $   11.50   $   11.28
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                4.92%     (.28%)      9.39%      8.58%       4.46%
Return:*                                                          =========  =========  =========  =========   =========

Ratios to Average   Expenses                                           .88%       .83%       .77%       .77%        .71%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            6.41%      6.01%      6.16%      6.32%       6.32%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of year (in thousands)        $ 128,490  $ 136,467  $ 106,294  $  64,335   $  33,270
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              143.77%    113.52%    111.03%     76.99%      96.40%
                                                                  =========  =========  =========  =========   =========

                   *Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
The Investment Grade Portfolio and the Intermediate Term Portfolio ("Portfolio" or "Portfolios") are two of the three portfolios in Merrill Lynch Corporate Bond Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolios' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Each Portfolio offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Portfolios.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Repurchase agreements--The Portfolios invest in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolios take possession of the underlying securities, mark to market such securities and, if necessary, receive additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Portfolios may be delayed or limited.

(c) Derivative financial instruments--Each Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which each Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, each Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, each Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by each Portfolio as unrealized gains or losses. When the contract is closed, each Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


NOTES TO FINANCIAL STATEMENTS (continued)

* Options--The Portfolios are authorized to purchase and write call and put options. When each Portfolio writes an option, an amount equal to the premium received by each Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or each Portfolio enters into a closing transaction), each Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the aggregate average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of the average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the year ended September 30, 2000, the aggregate average daily net assets of the Fund, including the Fund's High Income Portfolio, was approximately $5,618,472,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:


                                Account              Distribution
                            Maintenance Fees              Fees
Portfolio           Class B      Class C      Class D      Class B       Class C

Investment Grade      .25%         .25%         .25%         .50%          .55%
Intermediate Term     .25%         .25%         .10%         .25%          .25%




Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of each Portfolio's Class A and Class D Shares as follows:


                                 FAMD                        MLPF&S
Portfolio               Class A       Class D         Class A       Class D

Investment Grade          $855         $3,118         $7,732        $27,288
Intermediate Term         $ 42         $  202         $  835        $ 2,990


For the year ended September 30, 2000, MLPF&S received contingent deferred sales charges of $1,329,865 relating to transactions in Class B Shares, amounting to $1,238,148 and $91,717 in the Investment Grade Portfolio and Intermediate Term Portfolio, respectively, and $28,445 relating to transactions in Class C Shares, amounting to $27,697 and $748 in the Investment Grade Portfolio and Intermediate Term Portfolio, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $4,666 relating to transactions subject to front-end sales charge waivers in Class A Shares, amounting to $515 and $4,151 in the Investment Grade Portfolio and Intermediate Term Portfolio, respectively, and $9,646 relating to transactions subject to front-end sales charge waivers in Class D Shares, amounting to $8,094 and $1,552 in the Investment Grade Portfolio and Intermediate Term Portfolio, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended September 30, 2000, the Portfolios paid
Merrill Lynch Security Pricing Service, an affiliate of MLPF&S,
$19,088 for security price quotations to compute the net asset values of the Portfolios.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2000 were as follows:

                                  Investment        Intermediate
                                    Grade               Term
                                  Portfolio          Portfolio

Purchases                      $ 1,130,485,138     $  584,509,844
                               ---------------     --------------
Sales                          $ 1,321,272,424     $  641,640,547
                               ===============     ==============

Net realized losses for the year ended September 30, 2000 and net unrealized losses as of September 30, 2000 were as follows:


                                   Realized          Unrealized
Investment Grade Portfolio          Losses             Losses
Long-term investments          $   (53,653,641)    $  (26,903,275)
                               ---------------     --------------
Total                  .       $   (53,653,641)    $  (26,903,275)
                               ===============     ==============

                                     Realized          Unrealized
Intermediate Term Portfolio           Losses             Losses

Long-term investments          $   (16,183,347)    $   (4,681,287)
                               ---------------     --------------
Total                          $   (16,183,347)    $   (4,681,287)
                               ===============     ==============


As of September 30, 2000, net unrealized depreciation for Federal income tax purposes was as follows:

                                 Investment        Intermediate
                              Grade Portfolio      Term Portfolio
Gross unrealized
appreciation                   $     9,262,386     $    4,225,771
Gross unrealized
depreciation                       (36,972,844)        (8,909,714)
                               ---------------     --------------
Net unrealized
depreciation                   $   (27,710,458)    $   (4,683,943)
                               ===============     ==============



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


The aggregate cost of investments at September 30, 2000 for Federal income tax purposes was $1,163,944,010 for the Investment Grade
Portfolio and $397,282,344 for the Intermediate Term Portfolio.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions for the year ended September 30, 2000 was $209,747,911 for the Investment Grade Portfolio and $60,039,884 for the Intermediate Term Portfolio. Net increase in net assets derived from capital share transactions for the year ended September 30, 1999 was $21,096,414 for the Investment Grade Portfolio and $4,562,908 for the Intermediate Term Portfolio.

Transactions in capital shares for each class were as follows:

Investment Grade Portfolio

Class A Shares for the Year                              Dollar
Ended September 30, 2000              Shares             Amount

Shares sold                         10,194,148     $  108,164,526
Shares issued to shareholders
in reinvestment of dividends           558,004          5,915,635
                               ---------------     --------------
Total issued                        10,752,152        114,080,161
Shares redeemed                    (14,079,515)      (149,377,774)
                               ---------------     --------------
Net decrease                        (3,327,363)    $  (35,297,613)
                               ===============     ==============


Investment Grade Portfolio

Class A Shares for the Year                              Dollar
Ended September 30, 1999              Shares             Amount

Shares sold                         16,214,807     $  184,883,346
Shares issued to shareholders
in reinvestment of dividends           635,438          7,199,139
                               ---------------     --------------
Total issued                        16,850,245        192,082,485
Shares redeemed                    (18,623,574)      (211,038,406)
                               ---------------     --------------
Net decrease                        (1,773,329)    $  (18,955,921)
                               ===============     ==============


Investment Grade Portfolio

Class B Shares for the Year                              Dollar
Ended September 30, 2000              Shares             Amount

Shares sold                          9,668,395     $  102,783,751
Shares issued to shareholders
in reinvestment of dividends         1,635,475         17,344,995
                               ---------------     --------------
Total issued                        11,303,870        120,128,746
Automatic conversion of shares      (2,223,218)       (23,615,151)
Shares redeemed                    (24,929,899)      (264,645,785)
                               ---------------     --------------
Net decrease                       (15,849,247)    $ (168,132,190)
                               ===============     ==============


Investment Grade Portfolio

Class B Shares for the Year                              Dollar
Ended September 30, 1999              Shares             Amount

Shares sold                         26,405,937     $  302,628,886
Shares issued to shareholders
in reinvestment of dividends         2,092,060         23,706,301
                               ---------------     --------------
Total issued                        28,497,997        326,335,187
Automatic conversion of shares      (1,223,169)       (13,762,381)
Shares redeemed                    (26,957,804)      (304,665,737)
                               ---------------     --------------
Net increase                           317,024     $    7,907,069
                               ===============     ==============


Investment Grade Portfolio

Class C Shares for the Year                              Dollar
Ended September 30, 2000              Shares             Amount

Shares sold                          1,084,759     $   11,518,024
Shares issued to shareholders
in reinvestment of dividends           238,259          2,527,653
                               ---------------     --------------
Total issued                         1,323,018         14,045,677
Shares redeemed                     (3,403,635)       (36,185,456)
                               ---------------     --------------
Net decrease                        (2,080,617)    $  (22,139,779)
                               ===============     ==============


Investment Grade Portfolio

Class C Shares for the Year                              Dollar
Ended September 30, 1999              Shares             Amount

Shares sold                          4,210,209     $   48,417,409
Shares issued to shareholders
in reinvestment of dividends           287,083          3,251,882
                               ---------------     --------------
Total issued                         4,497,292         51,669,291
Shares redeemed                     (3,755,411)       (42,498,738)
                               ---------------     --------------
Net increase                           741,881     $    9,170,553
                               ===============     ==============



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


Investment Grade Portfolio

Class D Shares for the Year                              Dollar
Ended September 30, 2000              Shares             Amount

Shares sold                          5,598,778     $   59,411,765
Automatic conversion of shares       2,221,610         23,615,151
Shares issued to shareholders
in reinvestment of dividends           366,137          3,879,436
                               ---------------     --------------
Total issued                         8,186,525         86,906,352
Shares redeemed                     (6,689,433)       (71,084,681)
                               ---------------     --------------
Net increase                         1,497,092     $   15,821,671
                               ===============     ==============


Investment Grade Portfolio

Class D Shares for the Year                              Dollar
Ended September 30, 1999              Shares             Amount

Shares sold                          6,777,358     $   77,427,023
Automatic conversion of shares       1,222,361         13,762,381
Shares issued to shareholders
in reinvestment of dividends           302,244          3,425,546
                               ---------------     --------------
Total issued                         8,301,963         94,614,950
Shares redeemed                     (6,311,279)       (71,640,237)
                               ---------------     --------------
Net increase                         1,990,684     $   22,974,713
                               ===============     ==============


Intermediate Term Portfolio

Class A Shares for the Year                              Dollar
Ended September 30, 2000              Shares             Amount

Shares sold                          4,438,367     $   48,345,752
Shares issued to shareholders
in reinvestment of dividends           253,820          2,757,303
                               ---------------     --------------
Total issued                         4,692,187         51,103,055
Shares redeemed                     (5,990,966)       (65,239,255)
                               ---------------     --------------
Net decrease                        (1,298,779)    $  (14,136,200)
                               ===============     ==============


Intermediate Term Portfolio

Class A Shares for the Year                              Dollar
Ended September 30, 1999              Shares             Amount

Shares sold                          6,374,055     $   73,294,708
Shares issued to shareholders
in reinvestment of dividends           270,657          3,097,759
                               ---------------     --------------
Total issued                         6,644,712         76,392,467
Shares redeemed                     (9,106,581)      (104,711,051)
                               ---------------     --------------
Net decrease                        (2,461,869)    $  (28,318,584)
                               ===============     ==============


Intermediate Term Portfolio

Class B Shares for the Year                              Dollar
Ended September 30, 2000              Shares             Amount

Shares sold                          3,218,357     $   35,033,025
Shares issued to shareholders
in reinvestment of dividends           356,372          3,876,093
                               ---------------     --------------
Total issued                         3,574,729         38,909,118
Automatic conversion of shares        (473,907)        (5,122,161)
Shares redeemed                     (6,703,197)       (72,931,588)
                               ---------------     --------------
Net decrease                        (3,602,375)    $  (39,144,631)
                               ===============     ==============


Intermediate Term Portfolio

Class B Shares for the Year                              Dollar
Ended September 30, 1999              Shares             Amount
Shares sold                          7,074,193     $   81,409,201
Shares issued to shareholders
in reinvestment of dividends           497,273          5,692,223
                               ---------------     --------------
Total issued                         7,571,466         87,101,424
Automatic conversion of shares        (142,650)        (1,614,531)
Shares redeemed                     (7,913,874)       (90,397,888)
                               ---------------     --------------
Net decrease                          (485,058)    $   (4,910,995)
                               ===============     ==============


Intermediate Term Portfolio

Class C Shares for the Year                              Dollar
Ended September 30, 2000              Shares             Amount

Shares sold                            167,024     $    1,822,422
Shares issued to shareholders
in reinvestment of dividends            11,848            128,927
                               ---------------     --------------
Total issue                            178,872          1,951,349
Shares redeemed                       (268,737)        (2,927,649)
                               ---------------     --------------
Net decrease                           (89,865)    $     (976,300)
                               ===============     ==============


Intermediate Term Portfolio

Class C Shares for the Year                              Dollar
Ended September 30, 1999              Shares             Amount

Shares sold                          1,102,932     $   12,670,932
Shares issued to shareholders
in reinvestment of dividends            17,371            198,807
                               ---------------     --------------
Total issue                          1,120,303         12,869,739
Shares redeemed                     (1,177,570)       (13,475,781)
                               ---------------     --------------
Net decrease                           (57,267)    $     (606,042)
                               ===============     ==============


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Intermediate Term Portfolio

Class D Shares for the Year                              Dollar
Ended September 30, 2000              Shares             Amount

Shares sold                          4,586,412     $   49,891,647
Automatic conversion of shares         473,907          5,122,161
Shares issued to shareholders
in reinvestment of dividends           143,420          1,558,959
                               ---------------     --------------
Total issued                         5,203,739         56,572,767
Shares redeemed                     (5,734,959)       (62,355,520)
                               ---------------     --------------
Net decrease                          (531,220)    $   (5,782,753)
                               ===============     ==============


Intermediate Term Portfolio

Class D Shares for the Year                              Dollar
Ended September 30, 1999              Shares             Amount

Shares sold                          7,804,394     $   89,873,204
Automatic conversion of shares         142,649          1,614,531
Shares issued to shareholders
in reinvestment of dividends           187,617          2,147,865
                               ---------------     --------------
Total issued                         8,134,660         93,635,600
Shares redeemed                     (4,836,590)       (55,237,071)
                               ---------------     --------------
Net increase                         3,298,070     $   38,398,529
                               ===============     ==============


5. Short-Term Borrowings:
On December 3, 1999, the Portfolios, along with certain other funds managed by FAM and its affiliates, entered into a $1,000,000,000 credit agreement with Bank of America, N.A. and certain other lenders. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolios may borrow up to the maximum amount allowable under the Portfolios' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolios pay a commitment fee of .09% per annum based on the Portfolios' pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank of America, N.A. The Portfolios did not borrow under the facility during the year ended September 30, 2000.


6. Loaned Securities:
At September 30, 2000, the Investment Grade Portfolio held US
Treasury Bonds/Notes having an aggregate value of approximately
$2,073,000 as collateral for Portfolio securities loaned having a market value of approximately $1,992,000.


7. Capital Loss Carryforward:
At September 30, 2000, the Fund had a capital loss carryforward of approximately $51,565,000 in the Investment Grade Portfolio, of which $21,203,000 expires in 2003, $2,604,000 expires in 2005 and
$27,758,000 expires in 2008 and approximately $14,335,000 in the Intermediate Term Portfolio, of which $6,608,000 expires in 2003, $276,000 expires in 2005 and $7,451,000 expires in 2008. These amounts will be available to offset like amounts of any future taxable gains.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Corporate Bond Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Investment Grade and Intermediate Term Portfolios of Merrill Lynch Corporate Bond Fund, Inc. as of September 30, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Investment Grade and Intermediate Term Portfolios of Merrill Lynch Corporate Bond Fund, Inc. as of September 30, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 10, 2000
</AUDIT-REPORT>


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


IMPORTANT TAX INFORMATION (unaudited)

None of the ordinary income distributions paid monthly by Investment Grade and Intermediate Term Portfolios during the fiscal year ended September 30, 2000 qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gain distributions paid during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Of the Fund's ordinary income dividends paid monthly to shareholders from the Investment Grade and Intermediate Term Portfolios during the fiscal year ended September 30, 2000, 2.62% and 3.12%, respectively, were attributable to Federal obligations. In calculating the foregoing percentages, expenses of the Portfolios have been allocated on a pro rata basis.

Please retain this information for your records.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
September 30, 2000


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Christopher G. Ayoub, Senior Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863